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Description of art work on front cover of Prospectus

Two thin blue vertical lines on right side of page.
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PROSPECTUS


MAY 1, 1995, AS REVISED SEPTEMBER 22, 1995

















WRIGHT TRUE BLUE CHIP
EQUITY INVESTMENT FUNDS

P R O S P E C T U S                 MAY 1, 1995, AS REVISED SEPTEMBER 22, 1995


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THE  WRIGHT TRUE BLUE CHIP EQUITY MANAGED INVESTMENT FUNDS
-------------------------------------------------------------------------------
                        THE WRIGHT MANAGED EQUITY TRUST
A mutual fund consisting of four series (three of which are covered by this Prospectus), or Funds, seeking long-term growth of capital and reasonable current income.

                       WRIGHT QUALITY CORE EQUITIES FUND
                    WRIGHT SELECTED BLUE CHIP EQUITIES FUND
                     WRIGHT JUNIOR BLUE CHIP EQUITIES FUND

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 Write To:      THE WRIGHT MANAGED INVESTMENT FUNDS, BOS 725, BOX 1559,
                 BOSTON, MA 02104

   Or Call:     THE FUND ORDER ROOM -- (800) 225-6265
-------------------------------------------------------------------------------

This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference.


A combined Statement of Additional Information dated May 1, 1995, as revised September 22,1995, for the Funds has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available without charge from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 (800-888-9471).


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT
FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

                               TABLE OF CONTENTS

                                                       PAGE



   An Introduction to the Funds......................     2
   Shareholder and Fund Expenses.....................     4
   Financial Highlights..............................     5
   Performance and Yield Information.................     8
   The Funds and their  Investment Objectives
   and Policies......................................     8
     Wright Quality Core Equities Fund (WQC).........     8
     Wright Selected Blue Chip Equities Fund (WBC)...     9
     Wright Junior Blue Chip Equities Fund (WJBC)....     9
   Other Investment Policies.........................    10
   Special Investment Considerations.................    10
   The Investment Adviser............................    11
   The Administrator.................................    13
   Distribution Expenses.............................    13
   How the Funds Value their Shares..................    14
   How to Buy Shares.................................    14
   How Shareholder Accounts are Maintained...........    16
   Distributions by the Funds........................    16
   Taxes.............................................    16
   How to Exchange Shares............................    18
   How to Redeem or Sell Shares......................    18
   Other Information.................................    20
   Tax-Sheltered Retirement Plans....................    20




   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INTRODUCTION TO THE FUNDS


THE INFORMATION SUMMARIZED BELOW IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION SET FORTH IN THIS PROSPECTUS.


The Trust...........................The Wright  Managed  Equity  Trust   (the
                                    "Trust" or  the  "Equity  Trust")  is an
                                    open-end  management  investment  company
                                    known as a mutual fund,is registered  under
                                    the  Investment  Company  Act of  1940, as
                                    amended (the "1940 Act") and   consists  of
                                    four   series  (the   "Funds")  (including
                                    one series that is being offered under a separate prospectus). Each Fund is a diversified fund and represents a separate and distinct series of the Trust's shares of beneficial interest.


Investment Objectives...............Each Fund seeks long-term  growth of capital and  reasonable current  income by investing
                                    in  securities  selected from  The Approved
                                    Wright Investment List ("AWIL")  prepared by
                                    Wright  Investors' Service,  the  Fund's
                                    investment adviser. Only  those   companies
                                    meeting or exceeding Wright's 32 fundamental
                                    standards   of   investment    quality   are
                                    eligible for inclusion on the AWIL.


The Funds...........................Wright Quality Core Equities Fund ("WQC")
                                    selects AWIL companies (as defined above) with a superior investment outlook.

                                    Wright  Selected  Blue  Chip  Equities Fund
                                    ("WBC") invests in selected WQC  companies,
                                    regardless of size, whose current operations
                                    have  been identified  as being  likely  to
                                    provide   comparatively    superior   total
                                    investment return over the intermediate term.

                                    Wright  Junior  Blue  Chip   Equities  Fund
                                    ("WJBC") invests in smaller WQC companies with a superior investment outlook.


The Investment Adviser..............Each Fund has  engaged  Wright  Investors'
                                    Service of  Bridgeport,  Connecticut
                                   ("Wright"  or the "Investment  Adviser")
                                    as investment  adviser to carry out the
                                    investment and  reinvestment  of the
                                    Fund's assets.


The Administrator...................Each Fund also has  retained  Eaton  Vance
                                    Management ("Eaton Vance" or the
                                    "Administrator"), 24 Federal Street, Boston,
                                    MA 02110 as administrator to manage the
                                    Fund's legal and business affairs.


The Distributor.....................Wright Investors' Service Distributors, Inc.
                                    is the Distributor of the Fund's shares and receives a distribution fee equal on an annual basis to 2/10 of 1% of each Fund's average daily net assets.

How to Purchase Fund Shares........There is no sales charge on the purchase of shares of any Fund. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order.The minimum initial investment is $1,000 per Fund which may be waived for investments in 401(k) tax-sheltered retirement plans.There is no minimum amount for subsequent purchases. The $1,000 minimum initial investment is waived for Bank Draft Investing accounts which may be established with an investment of $50 or more with a minimum of $50 applicable to each subsequent investment. Shares also may be purchased through an exchange of securities. See "How to Buy Shares."


Distribution Options ...............Distributions are paid in additional shares  at net  asset  value  or cash as the
                                    shareholder  elects.  Unless the shareholder
                                    has   elected  to  receive   dividends   and
                                    distributions   in   cash,   dividends   and
                                    distributions    will   be   reinvested   in
                                    additional shares of the Funds at net asset value per share as of the ex-dividend date.


Redemptions.........................Shares may be redeemed  directly from a Fund at the net asset value per share next determined after receipt of the redemption request in good order. See "How to Redeem or Sell Fund Shares."


Exchange Privilege..................Shares   of  the  Funds  may  be
                                    exchanged for shares of another Fund and certain other investment companies for which Wright acts as investment adviser at the net asset value next determined after receipt of the exchange request in good order. There may be limits on the number and frequency of exchanges. See "How to Exchange Shares."

Net Asset Value.....................Net asset  value per share of each Fund is calculated  on each day the New York Stock
                                    Exchange is open for trading.

Taxation ...........................Each Fund has  elected  to be  treated,  has qualified and intends to continue to qualify
                                    each year as a regulated investment company
                                    under Subchapter M of the Internal  Revenue
                                    Code and, consequently, should not be liable
                                    for  federal  income  tax on net investment
                                    income and net realized capital  gains that
                                    are    distributed  to    shareholders   in
                                    accordance    with    applicable     timing
                                    requirements.


Shareholder Communications......... Each shareholder will receive annual and  semi-annual  reports containing
                                    financial   statements,  and  a   statement
                                    confirming each share transaction.Financial
                                    statements  included in annual  reports are
                                    audited by the Trust's independent certified
                                    public   accountants.    Where    possible,
                                    shareholder   confirmations   and   account
                                    statements  will   consolidate  all  Wright
                                    investment fund holdings of the shareholder.



THE PROSPECTUSES OF THE FUNDS ARE COMBINED IN THIS PROSPECTUS. EACH FUND OFFERS ONLY ITS OWN SHARES, YET IT IS POSSIBLE THAT A FUND MIGHT BECOME LIABLE FOR A MISSTATEMENT IN THE PROSPECTUS OF ANOTHER FUND. THE TRUSTEES OF THE TRUST HAVE CONSIDERED THIS IN APPROVING THE USE OF A COMBINED PROSPECTUS.

SHAREHOLDER AND FUND EXPENSES


The following table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in each Fund. The percentages shown below representing total operating expenses are based on actual amounts incurred for the fiscal year ended December 31, 1994.

                                                             Wright                  Wright                  Wright
                                                       Selected Blue Chip       Junior Blue Chip          Quality Core
                                                       Equities Fund (WBC)    Equities Fund (WJBC)     Equities Fund (WQC)
                                                      --------------------    ---------------------    --------------------
  SHAREHOLDER TRANSACTION EXPENSES                          none                      none                     none

   ANNUALIZED FUND OPERATING EXPENSES
   (as a percentage of average net assets)
     Investment Adviser Fee                                  0.62%                     0.55%                    0.45%
     Rule 12b-1 Distribution Expense                         0.20%                     0.20%                    0.20%
     Other Expenses (including administration fees)[1]       0.21%                     0.36%                    0.34%
                                                             -----                     -----                    -----

         TOTAL OPERATING EXPENSES                            1.03%                     1.11%                    0.99%
------------------------------------------------------------------------------------------------------------------------

[1] Administration fees for WJBC and WQC were 0.20% and for WBC 0.13%.


EXAMPLE OF FUND EXPENSES

The following is an illustration of the total transaction and operating expenses that an investor in each Fund would bear over different periods of time, assuming an investment of $1,000, a 5% annual return on the investment and redemption at the end of each period:

                                                  Wright                     Wright                    Wright
                                            Selected Blue Chip          Junior Blue Chip            Quality Core
                                            Equities Fund (WBC)       Equities Fund (WJBC)       Equities Fund (WQC)
                                           --------------------       ---------------------      --------------------
          1 Year                                   $ 11                       $ 11                      $ 10
          3 Years                                    33                         35                        32
          5 Years                                    57                         61                        55
         10 Years                                   126                        135                       121
---------------------------------------------------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL PAST EXPENSES OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON A VARIETY OF FACTORS INCLUDING THE ACTUAL PERFORMANCE OF EACH FUND. Moreover, while the Example assumes a 5% annual return, a Fund's actual performance will vary and may result in actual returns greater or less than 5%.

The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum initial sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS


The following information should be read in conjunction with the audited financial statements included in the Statement of Additional Information, all of which have been so included in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing, which report is contained in the Fund's Statement of Additional Information. Further information regarding the performance of each Fund is contained in the Funds' annual report to shareholders which may be obtained without charge by contacting the Funds' Principal Underwriter, Wright Investors' Service Distributors, Inc. at 800-888-9471.


THE WRIGHT MANAGED EQUITY TRUST                WRIGHT SELECTED BLUE CHIP EQUITIES FUND -- Year Ended December 31,
                                     --------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                  1994     1993     1992     1991     1990     1989     1988    1987     1986     1985
--------------------                  ----     ----     ----     ----     ----     ----     ----    ----     ----     ----

Net asset value, beginning of year.   $14.920 $14.790  $17.180   $13.840  $15.370  $13.760 $12.120  $14.040  $13.490  $10.990
                                      ------- -------  -------   -------  -------  ------- -------  -------  -------  -------

Income from Investment Operations:
  Net investment income............    $0.233   $0.196   $0.222   $0.267   $0.323   $0.368   $0.315   $0.292  $0.287   $0.393
  Net realized and unrealized gain
   (loss) on investments............   (0.763)   0.104    0.498    4.553   (0.843)   2.922    2.250   (0.557)  1.553    2.527
                                       -------  -------  -------  -------  -------  -------  -------  ------- -------  -------
   Total income (loss) from investment
     operations....................    $(0.530) $0.300   $0.720   $4.820   $(0.520) $3.290   $2.565   $(0.265) $1.840   $2.920
                                       -------  -------  -------  -------  -------  -------  -------  -------  ------- -------
Less Distributions:
  From net investment income.......    $(0.180) $(0.170) $(0.200) $(0.250) $(0.320) $(0.310) $(0.275) $(0.340) $(0.310) $(0.420)
  From net realized gain on
   investments                          (0.360)   --      (2.910)  (1.230)  (0.690)  (1.370)  (0.650)  (1.315)  (0.980)   --
                                        -------  -------  -------  -------  -------  -------  -------  -------  ------- -------

  Total distributions..............    $(0.540) $0.170)  $(3.110) $(1.480) $(1.010) $(1.680) $(0.925) $(1.655) $(1.290) $(0.420)
                                        ------- -------  -------  -------  -------  -------  -------  -------  -------  -------

Net asset value, end of year.......    $13.850  $14.920  $14.790  $17.180  $13.840  $15.370  $13.760  $12.120  $14.040  $13.490
                                        ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total Return.......................    (3.52%)    2.06%     4.71%  35.98%   (3.30%)  24.57%   21.31%   (1.83%)  14.18%   27.25%

Ratios/Supplemental Data
  Net assets, end of year
   (000 omitted)....................   $186,016 $175,481 $152,997 $167,900 $108,571 $120,345 $114,042 $ 99,200 $ 92,908$ 65,232
  Ratio of expenses to average
   net assets.......................      1.03%    1.03%    1.02%    1.08%    1.12%    1.11%    1.10%    1.03%     0.98%  0.87%
  Ratio of net investment income to
   average net assets..............       1.57%    1.28%    1.34%    1.67%    2.28%    2.38%    2.29%    1.92%     1.96%  3.21%
  Portfolio Turnover Rate                   72%      28%      77%      72%      83%      20%      29%      30%       40%    80%




THE WRIGHT MANAGED EQUITY TRUST                 WRIGHT JUNIOR BLUE CHIP EQUITIES FUND -- Year Ended December 31,
                                     ---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                   1994     1993     1992    1991     1990     1989     1988    1987     1986     1985
--------------------                   ----     ----     ----    ----     ----     ----     ----    ----     ----     ----

Net asset value, beginning of year.  $11.950  $11.690  $14.720  $11.500  $13.020  $12.450 $11.030  $12.730  $12.380  $10.000
                                     -------  -------  -------  -------  -------  ------- -------  -------  -------  -------

Income from Investment Operations:
  Net investment income............  $0.101   $0.101   $0.045   $0.072   $0.111   $0.177  $0.197   $0.131   $0.149   $0.209
  Net realized and unrealized gain
   (loss) on investments...........  (0.431)   0.809    0.315    4.118   (1.491)   1.723   1.478   (0.671)   0.541    2.331
                                     -------  -------  -------  -------  -------  ------- -------  -------  -------  -------

   Total income (loss) from investment
     operations....................  $(0.330) $0.910    $0.360  $4.190   $(1.380)  $1.900   $ 1.675  $(0.540) $0.690  $2.540
                                     -------  -------   ------- -------  -------   -------  -------  -------  ------- -------

Less Distributions:
  From net investment income.......  $(0.100) $(0.060) $(0.030) $(0.070) $(0.140)  $(0.150) $(0.175) $(0.150) $(0.160)$(0.160)
  From net realized gain on
   investments.....................   (0.520)  (0.590)  (3.360)  (0.900)   --       (1.180)  (0.080)  (1.010)  (0.180)   --
                                      -------  -------  -------  -------  -------   -------  -------  -------  ------- -------

  Total distributions..............  $(0.620) $(0.650) $(3.390) $(0.970) $(0.140)  $(1.330) $(0.255) $(1.160) $(0.340) $(0.160)
                                     -------  -------  -------  -------  -------   -------  -------  -------  -------  -------

Net asset value, end of year.......  $11.000  $11.950  $11.690  $14.720  $11.500   $13.020  $12.450  $11.030  $12.730  $12.380
                                      ======   ======   ======   ======   ======    ======   ======   ======   ======   ======
Total Return.......................   (2.75%)   7.93%    3.28%   36.98%  (10.61%)   15.61%   15.21%   (3.58%)   5.62%   25.61%**
Ratios/Supplemental Data
  Net assets, end of year
   (000 omitted)...................  $ 37,124 $68,226  $64,635  $120,911 $63,385   $98,593  $121,644 $95,808  $74,113  $30,132
  Ratio of expenses to average
   net assets                           1.11%   1.09%    1.07%     1.10%   1.14%     1.10%     1.08%   1.03%    1.05%    0.90%**
  Ratio of net investment income to
   average net assets..............     0.91%   0.86%    0.31%     0.52%   0.95%     1.34%     1.61%   0.96%    1.11%    1.74%**
Portfolio Turnover Rate............       36%     38%      80%       60%     75%       15%       38%     58%      20%      26%

 * Portfolio commenced operations on January 14, 1985; ** Computed on an annualized basis.

---------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST                   WRIGHT QUALITY CORE EQUITIES FUND -- Year Ended December 31,
                                     --------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                  1994     1993     1992     1991     1990     1989     1988     1987     1986     1985*
--------------------                  ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

Net asset value, beginning of year.  $12.720  $13.380  $14.730  $10.760  $11.290  $10.590  $9.710   $12.810  $11.300  $10.000
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Income from Investment Operations:
  Net investment income............  $0.180   $0.176   $0.179   $0.175   $0.192   $0.207   $0.211   $0.233   $0.232   $0.111
  Net realized and unrealized gain
   (loss) on investments...........  (0.295)  (0.046)   0.951    3.985   (0.522)   2.163    1.394   (0.303)   1.658    1.229
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

   Total income (loss) from investment
     operations....................  $(0.115) $0.130  $1.130    $4.160   $(0.330) $2.370   $1.605   $(0.070) $1.890   $1.340
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Less Distributions:
  From net investment income.......  $(0.160) $(0.160) $(0.160) $(0.190) $(0.200) $(0.220) $(0.185) $(0.265) $(0.240) $(0.040)
  From net realized gain on
   investments.....................   (1.055)  (0.625)  (2.320)     --       --    (1.450)  (0.540)  (2.765)  (0.140)     --
  In excess of net realized gains..      --    (0.005)     --       --       --       --       --       --       --       --
                                     -------  -------  -------  -------  -------   -------  -------  -------  -------  -------

  Total distributions..............  $(1.215) $(0.790) $(2.480) $(0.190) $(0.200) $(1.670) $(0.725) $(3.030) $(0.380) $(0.040)
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Net asset value, end of year.......  $11.390  $12.720  $13.380  $14.730  $10.760  $11.290  $10.590  $9.710   $12.810  $11.300
                                      ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total Return.......................   (0.73%)   1.00%    8.02%    38.90%  (2.89%)  23.02%   16.66%    1.01%    16.90%  13.46%**
Ratios/Supplemental Data
  Net assets, end of year
 (000 omitted).....................  $51,085  $88,349  $81,674  $80,065  $44,293  $50,193  $60,989  $60,579  $81,939  $27,446
  Ratio of expenses to average
   net assets......................    0.99%    0.97%    1.01%    1.03%    1.07%    1.14%    1.06%    0.96%    1.03%    0.90%**
  Ratio of net investment income to
   average net assets..............    1.46%    1.37%    1.20%    1.34%    1.80%    1.76%    1.97%    1.61%    1.79%    2.61%**
Portfolio Turnover Rate............      55%     53%       70%       9%      18%      12%      14%      34%      17%       9%

* Portfolio commenced operations on August 7, 1985; ** Computed on an annualized basis.

NOTES:
------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND
During each of the years ended December 31, 1987 and 1986, the operating expenses of the Fund were reduced either by a reduction of the investment adviser fee, administration fee, distribution fee, or through the allocation of expenses to the Adviser, or a combination of these. Had such actions not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                              Year Ended December 31,
                                                                         ---------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND                                   1987                     1986
---------------------------------------                                   ----                     ----

Net investment income per share...............................           $ 0.279                  $ 0.278
                                                                         =======                  =======
Ratios (As a percentage of average net assets):
     Expenses.................................................             1.09%                    1.02%
                                                                         =======                  =======
     Net investment income....................................             1.86%                    1.92%
                                                                         =======                  =======

-------------------------------------------------------------------------------
WRIGHT JUNIOR BLUE CHIP EQUITIES FUND  (INCEPTION DATE JANUARY 14, 1985)
During the year ended December 31, 1985, the Principal Underwriter reduced the distribution expenses incurred by it for the benefit of Wright Junior Blue Chip Equities Fund (WJBC). In addition, during the year ended December 31, 1987, the Administrator reduced its fee. Had such actions not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                              Year Ended December 31,
                                                                         ---------------------------------

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND                                     1987                     1985*
-------------------------------------                                     ----                     -----

Net investment income per share...............................           $ 0.118                  $ 0.207
                                                                         =======                  =======
Ratios (As a percentage of average net assets):
     Expenses.................................................             1.08%                    0.92%**
                                                                         =======                  =======
     Net investment income....................................             0.91%                    1.72%**
                                                                         =======                  =======
* Portfolio commenced operations on January 14, 1985;  ** Computed on an annualized basis.

-------------------------------------------------------------------------------
WRIGHT QUALITY CORE EQUITIES FUND  (INCEPTION DATE AUGUST 7, 1985)
The Principal Underwriter made a reduction of its fees during the year ended December 31, 1990. During each of the years ended December 31, 1985, 1987, 1988 and 1989, the operating expenses of the Fund were reduced either by a reduction of the investment adviser fee, administrator fee, distribution fee, or a reduction of a combination of these fees. Had such actions not been undertaken, the net investment income per share and the annualized ratios would have been as follows:

                                                                         Year Ended December 31,
                                                               -------------------------------------------

WRIGHT QUALITY CORE EQUITIES FUND                                1990     1989     1988     1987    1985*
---------------------------------                                ----     ----     ----     ----    -----

Net investment income per share.............                   $0.183   $0.206   $0.208    $0.222   $0.104
                                                               =======  =======  =======   =======  =======
Ratios (As a percentage of average net assets):
   Expenses.................................                    1.15%    1.15%    1.08%     1.00%    1.07%**
                                                               =======  =======  =======   =======  =======
   Net investment income....................                    1.72%    1.75%    1.95%     1.57%    2.44%**
                                                               =======  =======  =======   =======  =======

* Period from August 7, 1985  (commencement of operations) to December 31, 1985;
** Computed on an annualized basis.


PERFORMANCE AND YIELD INFORMATION


From time to time, a Fund may publish its yield and/or total return in advertisements and communications to shareholders. The current yield for a Fund will be calculated by dividing the net investment income per share during a recent 30-day period by the maximum offering price (net asset value) per share of a Fund on the last day of the period. A Fund's total return is determined by computing the annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or total return may be in any future period.


THE FUNDS AND THEIR
INVESTMENT OBJECTIVES AND POLICIES


The objective of each Fund is to provide long-term growth of capital and at the same time earn reasonable current income. Securities selected for each Fund are drawn from an investment list prepared by Wright and known as The Approved Wright Investment List (the "AWIL").

APPROVED WRIGHT INVESTMENT LIST (AWIL). Wright systematically reviews about 3,000 U.S. companies in its proprietary database in order to identify those which, on the basis of at least five years of audited records, pass the minimum standards of prudence (e.g. the value of its assets and shareholders' equity exceeds certain minimum standards and the company's operations have been profitable during the last three years) and thus are suitable for consideration by fiduciary investors. Companies which meet these requirements (about 1,600 companies) are considered by Wright to be of "investment grade." They may be large or small, may have their securities traded on exchanges or over the counter, and may include companies not currently paying dividends on their shares.

These companies are then subjected to extensive analysis and evaluation in order to identify those which meet Wright's 32 fundamental standards of investment quality. Only those companies which meet or exceed all of these standards are eligible for selection by the Wright Investment Committee for inclusion in The Approved Wright Investment List. See the Statement of Additional Information for a more detailed description of Wright Quality Ratings and the AWIL.

All companies on the AWIL are, in the opinion of Wright, soundly financed "True Blue Chips" with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares. The AWIL will normally be made up of 250 to 300 companies.

The investment objective and, unless otherwise indicated, policies of each Fund may be changed by the Trustees of the Trust without a vote of the Fund's shareholders. Any such change of the investment objective of a Fund will be preceded by thirty days advance notice to each shareholder of such Fund. If any changes were made, a Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in such Fund. There is no assurance that the Trust or any of the Funds will achieve its investment objective. The market price of securities held by the Funds and the net asset value of each Fund's shares will fluctuate in response to stock market developments.

WRIGHT QUALITY CORE EQUITIES FUND (WQC). This Fund seeks to enhance total investment return (consisting of price appreciation plus income) by providing management of a broadly diversified portfolio of equity securities of well-established companies meeting strict quality standards. The Fund will, through continuous professional investment supervision by Wright, pursue these objectives by investing in a diversified portfolio of common stocks of what are believed to be high-quality, well-established and profitable companies.

The Fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks and securities convertible into stock. However, for temporary defensive purposes the Fund may hold cash or invest more than 20% of its net assets in the short-term debt securities described under "Special Investment Considerations -- Defensive Investments."

This Fund is quality oriented and is suitable for a total equity account or as a base portfolio for accounts with multiple objectives. Investments, except for temporary defensive investments, will be made solely in companies on the AWIL. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright Investors' Service selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae take into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are equally weighted in the selected securities.

The disciplines which determine sale include preventing individual holdings from exceeding 2 1/2 times their normal value position in this Fund and requiring the sale of the securities of any company which no longer meets the standards of the AWIL. Also, portfolio holdings which fall in the unfavorable category based on the quantitative formulae described above are generally sold. The disciplines which determine purchase provide that new funds, income from securities currently held, and proceeds of sales of securities will be used to increase those positions which at current market are the furthest below their normal target values and to purchase companies which become eligible for the portfolio as described above.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC). This Fund seeks to enhance the total investment return (consisting of price appreciation plus income) by providing active management of equity securities of well-established companies meeting strict quality standards. Equity securities are limited to those companies whose current operations reflect defined, quantified characteristics which have been identified by Wright as being likely to provide comparatively superior total investment return. The process selects approximately two-thirds of the WQC companies on the basis of Wright's evaluation of their outlook. Investments are equally weighted.

The disciplines which determine sale include preventing individual holdings from exceeding 2 1/2 times their normal value position in this Fund, preventing the retention of the securities of any company which no longer meets the standards of the AWIL, and portfolio holdings which cease to meet the outlook criteria described above. The disciplines which determine purchase provide that new funds, income from securities currently held, and proceeds of sales of securities will be used to increase those positions which at current market values are the furthest below their normal target values and to purchase companies which become eligible for the portfolio.

The Fund will, under normal market conditions, invest at least 80% of its net assets in Selected Blue Chip equity securities, including common stocks, preferred stocks and securities convertible into stock. However, for temporary defensive purposes the Fund may hold cash or invest more than 20% of its net assets in the short-term debt securities described under "Special Investment Considerations -- Defensive Investments."

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC). This Fund seeks to enhance the total investment return (consisting of price appreciation plus income) by providing management of equity securities of smaller companies still experiencing their rapid growth period. Equity securities selected are limited to those companies selected for the WQC Fund which when sorted by stock market capitalization represent the smaller companies on the list. Investments are equally weighted.

The Fund will, under normal market conditions, invest at least 80% of its net assets in Junior Blue Chip equity securities, including common stocks, preferred stocks and securities convertible into stock. However, for temporary defensive purposes the Fund may hold cash or invest more than 20% of its net assets in the short-term debt securities described under "Special Investment Considerations -- Defensive Investments."

Somewhat higher volatility of market pricing and greater variability of individual stock investment returns can be expected in this Fund as compared to either the Wright Quality Core Equities Fund or the Wright Selected Blue Chip Equities Fund, which invest in larger companies.

OTHER INVESTMENT POLICIES

The Trust has adopted certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may be changed as to a Fund only by the vote of a majority of such Fund's outstanding voting securities. Among other restrictions, each Fund may not borrow money in excess of 1/3 of the current market value of such Fund's net assets (excluding the amount borrowed), invest more than 5% of the Fund's total assets taken at current market value in the securities of any one issuer, purchase more than 10% of the voting securities of any one issuer or invest 25% or more of the Fund's total assets in the securities of issuers in the same industry. There is, however, no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. None of the Funds has any current intention of borrowing for leverage or speculative purposes.

None of the Funds is intended to be a complete investment program, and the prospective investor should take into account his objectives and other investments when considering the purchase of any Fund's shares. The Funds cannot eliminate risk or assure achievement of their objectives.


SPECIAL INVESTMENT CONSIDERATIONS

REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements to the extent permitted by its investment policies in order to earn income on temporarily uninvested cash. A repurchase agreement is an agreement under which the seller of securities agrees to repurchase and the Fund agrees to resell the securities at a specified time and price. A Fund may enter into repurchase agreements only with large, well-capitalized banks or government securities dealers that meet Wright credit standards. In addition, such repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned under the repurchase agreement. In the event of a default or bankruptcy by a seller under a repurchase agreement, the Fund will seek to liquidate such collateral. However, the exercise of the right to liquidate such collateral could involve certain costs, delays and restrictions and is not ultimately assured. To the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

DEFENSIVE INVESTMENTS. During periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or a portion of each Fund's assets may be held in cash or invested in short-term obligations, including but not limited to short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); commercial paper which at the date of investment is rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or P-1 by Moody's
Investors Service, Inc. ("Moody's"), or, if not rated by such rating organizations, is deemed by the Trustees to be of comparable quality; short-term corporate obligations and other debt instruments which at the date of investment are rated AA or better by Standard & Poor's or Aa or better by Moody's or, if unrated by such rating organizations, are deemed by the Trustees to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic banks which are determined to be of high quality by the Trustees. The Funds may invest in instruments and obligations of banks that have other relationships with the Funds, Wright, Eaton Vance or Investors Bank & Trust Company, an affiliate of Eaton Vance. No preference will be shown towards investing in banks which have such relationships.

LENDING PORTFOLIO SECURITIES. Each Fund may seek to increase its total return by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission, such loans are required to be continuously secured by collateral in cash, cash-equivalents and U.S. Government securities held by the Fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. During the existence of a loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest, if any, on investment of the collateral. However, the Fund may at the same time pay a transaction fee to such borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Investment Adviser to be of good standing and when, in the judgment of the Investment Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis and collateral values will be continuously maintained at no less than 100% by "marking to market" daily. If the Investment Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets.


THE INVESTMENT ADVISER

Each Fund has engaged Wright Investors' Service ("Wright"), 1000 Lafayette Boulevard, Bridgeport, Connecticut, to act as its investment adviser pursuant to an Investment Advisory Contract. Under the general supervision of the Trustees of the Trust, Wright furnishes the Funds with investment advice and management services. The Trustees of the Trust are responsible for the general oversight of the conduct of the Funds' business.

Wright is a leading independent international investment management and advisory firm with more than 30 years' experience. Its staff of over 175 people includes a highly respected team of 70 economists, investment experts and research analysts. Wright manages assets for bank trust departments, corporations, unions, municipalities, eleemosynary institutions, professional associations, institutional investors, fiduciary organizations, family trusts and individuals as well as mutual funds. Wright operates one of the world's largest and most complete databases of financial information on 12,000 domestic and international corporations. At the end of 1994, Wright managed approximately $4 billion of assets.

Under Wright's Investment Advisory Contract with the Trust, Wright receives monthly advisory fees at the annual rates (as a percentage of average daily net assets) set forth in the following table. The table also lists each Fund's aggregate net asset value at December 31, 1994 and the advisory fee rate paid during the fiscal year ended December 31, 1994.

                                           Annual  %  Advisory  Fee  Rates
                                          -------------------------------------                    Aggregate       Fee Rate Paid
                             Under   $100 Million to  $250 Million to $500 Million to   Over   Net Asset Value  for the Fiscal Year
                         $100 Million $250 Million    $500 Million      $1 Billion   $1 Billion   at 12/31/94      Ended 12/31/94
-------------------------------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip
  Equities Fund (WBC)        0.55%        0.69%         0.67%            0.63%        0.58%      $186,015,791         0.62%

Wright Junior Blue Chip
  Equities Fund (WJBC)       0.55%        0.69%         0.67%            0.63%        0.58%       $37,124,040         0.55%

Wright Quality Core
  Equities Fund (WQC)        0.45%        0.59%         0.57%            0.53%        0.48%       $51,084,656         0.45%


The combined advisory and administration fee rates paid by the Funds (other than the WQC Fund) are believed to be higher than those paid by most other mutual funds. This higher fee is attributable to the specialized expertise required to implement each Fund's investments and is comparable to the fees paid by many other funds with similar investment objectives and policies.


Shareholders of the Funds who are also advisory clients of Wright may have agreed to pay Wright a fee for such advisory services. Wright does not intend to exclude from the calculation of the investment advisory fees payable to Wright by such advisory clients the portion of the advisory fee payable to the Funds. Accordingly, a client may pay an advisory fee to Wright in accordance with Wright's customary investment advisory fee schedule charged to investment advisory clients and at the same time, as a shareholder in a Fund, bear its share of the advisory fee paid by the Fund to Wright as described above.

Pursuant to the Investment Advisory Contract, Wright also furnishes for the use of each Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of each Fund. Each Fund is responsible for the payment of all expenses relating to its operations other than those expressly stated to be payable by Wright under its Investment Advisory Contract.

An Investment Committee of six senior officers, all of whom are experienced analysts, exercises disciplined direction and control over all investment selections, policies and procedures for each Fund. The Committee, following highly disciplined buy-and-sell rules, makes all decisions for the selection, purchase and sale of all securities. The members of the Committee are as follows:

JOHN WINTHROP WRIGHT, Chairman of the Investment Committee, Chairman and Chief Executive Officer of Wright Investors' Service. AB Amherst College. Before founding Wright Investors' Service in 1960, Mr. Wright was treasurer, St. John's College; Commander, USNR; Executive Vice President, Standard Air Services; President, Wright Power Saw & Tool Corp.; Senior Partner, Andris Trubee & Co. (financial consultants); and Chairman, Rototiller, Inc. Mr. Wright has frequently been interviewed on radio and television in the United States and Europe and his published investment and financial writings are widely quoted. His testimony has often been requested by various House and Senate Committees of the Congress on matters concerning monetary policy and taxes. He participated in the 1974 White House Financial Summit on Inflation and the 1980 Congressional Economic Conference. He is a director of the Center for Financial Studies and a member of the Board of Visitors of the School of Business at Fairfield University, a fellow of the University of Bridgeport Business School and a
Trustee of the Institutes for the Development of Human Potential in Philadelphia. He is also a member of the New York Society of Security Analysts.

JUDITH R. CORCHARD,  Vice Chairman of the Investment  Committee,  Executive
Vice President-Investment Management of Wright Investors' Service. Ms. Corchard attended the University of Connecticut and joined Wright Investors' in 1960. She is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

PETER M. DONOVAN, CFA, President of Wright Investors' Service. Mr. Donovan received a BA Economics, Goddard College and joined Wright Investors' Service from Jones, Kreeger & Co., Washington, DC in 1966. Mr. Donovan is the president of The Wright Managed Blue Chip Series Trust, The Wright Managed Income Trust, The Wright Managed Equity Trust, and The Wright EquiFund Equity Trust. He is also director of EquiFund - Wright National Equity Fund, a Luxembourg SICAV. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

JATIN J. MEHTA, CFA, Executive Counselor and Director of Education of Wright Investors' Service. Mr. Mehta received a BS Civil Engineering, University of Bombay, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Mehta was an executive of the Industrial Credit Investment Corporation of India, a development bank promoted by the World Bank for financial assistance to private industry. He is a Trustee of The Wright Managed Blue Chip Series Trust. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

HARIVADAN K. KAPADIA, CFA, Senior Vice President - Investment Analysis and Information of Wright Investors' Service. Mr. Kapadia received a BA (hon.) Economics and Statistics and MA Economics, University of Baroda, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Kapadia was Assistant Lecturer at the College of Engineering and Technology in Surat, India and Lecturer, B.J. at the College of Commerce & Economics, VVNagar, India. He has published the textbooks: "Elements of Statistics," "Statistics," "Descriptive Economics," and "Elements of Economics." He was appointed Adjunct Professor at the Graduate School of Business, Fairfield University in 1981. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

MICHAEL F. FLAMENT, CFA, Senior Vice President - Investment and Economic Analysis of Wright Investors' Service. Mr. Flament received a BS Mathematics, Fairfield University; MA Mathematics, University of Massachusetts and an MBA Finance, University of Bridgeport. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

Wright places the portfolio security transactions for each Fund, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute the Funds' portfolio security transactions on the most favorable terms and in the most effective manner possible. Subject to the foregoing, Wright may consider sales of shares of the Funds or of other investment companies sponsored by Wright as a factor in the selection of broker-dealer firms to execute such transactions.

Wright is also the investment adviser to the other Funds in The Wright Managed Equity Trust, The Wright Managed Income Trust, The Wright Managed Blue Chip Series Trust and The Wright EquiFund Equity Trust (the "Wright Funds").


THE ADMINISTRATOR

Each Fund engages Eaton Vance as its administrator under an Administration Agreement. Under the Administration Agreement, Eaton Vance is responsible for managing the legal and business affairs of each Fund, subject to the supervision of the Trust's Trustees. Eaton Vance's services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of each Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings and other administrative services necessary to conduct each Fund's business. Eaton Vance will not provide any investment management or advisory services to the Funds. For its services under the Administration Agreement, Eaton Vance receives monthly administration fees at the annual rates (as a percentage of average daily net assets) set forth in the table below.


                                                          Annual% Administration Fee Rates
                                                          ---------------------------------
                                                                                                   Fee Rates       Fee Rate Paid
                                                   Under       $100 Million to  $250 Million to      Over       for the Fiscal Year
                                               $100 Million      $250 Million    $500 Million    $500 Million      Ended 12/31/94
-----------------------------------------------------------------------------------------------------------------------------------
   Wright Selected Blue Chip Equities Fund (WBC)   0.20%           0.06%            0.03%           0.02%            0.13%

   Wright Junior Blue Chip Equities Fund (WJBC)    0.20%           0.06%            0.03%           0.02%            0.20%

   Wright Quality Core Equities Fund (WQC)         0.20%           0.06%            0.03%           0.02%            0.20%
-----------------------------------------------------------------------------------------------------------------------------------

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. In addition to acting as the administrator of the Funds, Eaton Vance or its affiliates act as investment adviser to investment companies and various individual and institutional clients with assets under management of approximately $15 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management activities, and the development of precious metals properties.


DISTRIBUTION EXPENSES

In addition to the fees and expenses payable by each Fund in accordance with the Investment Advisory Contract and Administration Agreement, each Fund pays for certain expenses pursuant to a Distribution Plan (the "Plan") adopted by the Trust and designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940.

The Trust's Plan provides that monies may be spent by a Fund on any activities primarily intended to result in the sale of the Fund's shares, including, but not limited to, compensation paid to and expenses incurred by officers, Trustees, employees or sales representatives of the Trust, including telephone expenses, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, and advertising of any type. The expenses covered by the Trust's Plan may include payments to any separate distributors under agreement with the Trust for activities primarily intended to result in the sale of the Trust's shares.

The Trust has entered into a distribution contract with Wright Investors' Service Distributors, Inc. ("WISDI" or the "Principal Underwriter"), a wholly owned subsidiary of Wright. Under the Plan, as amended, it is intended that each Fund will pay 2/10 of 1% of its average daily net assets to WISDI. Subject to the 2/10 of 1% per annum limitation imposed by the Plan, each Fund may pay separately for expenses of any other activities primarily intended to result in the sale of its shares.

The following table shows the distribution rate paid by each Fund for the fiscal year ended December 31, 1994.

                                       Distribution Rate
                                     Paid as a % of Fund's
                                    Average Net Asset Value
                                    -------------------------
     Wright Selected Blue Chip
       Equities Fund (WBC)                   0.20%

     Wright Junior Blue Chip
       Equities Fund (WJBC)                  0.20%

     Wright Quality Core
       Equities Fund (WQC)                   0.20%


The Principal Underwriter may use the distribution fee for its expenses of distributing each Fund's shares, including allocable overhead expenses. Any distribution expenses exceeding the amounts paid by the Funds to the Principal Underwriter were not incurred by the Principal Underwriter but were paid by Wright from its own assets. Distribution expenses not specifically attributable to a particular Fund are allocated among the Funds based on the amount of sales of each Fund's shares resulting from the Principal Underwriter's distribution efforts and expenditures. If the distribution fee exceeds the Principal Underwriter's expenses, the Principal Underwriter may realize a profit from these arrangements. The Trust's Plan is a compensation plan. If the Plan is terminated, the Funds would stop paying the distribution fee and the Trustees would consider other methods of financing the distribution of the Funds' shares.



HOW THE FUNDS VALUE THEIR SHARES

The shares of each Fund are valued once on each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading on the Exchange - normally 4:00 p.m. New York time. The net asset value is determined by the Funds' custodian (as agent for the Funds) in the manner authorized by the Trustees of the Trust. Such determination is accomplished by dividing the number of outstanding shares of each Fund into its net worth (the excess of its assets over its liabilities). Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Securities for which market quotations are unavailable, restricted securities, and other assets are valued at their fair value as determined in good faith by or at the direction of the Trustees of the Trust. (These valuation methods apply to debt and fixed-income as well as to equity securities.) Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.


HOW TO BUY SHARES


Shares of each Fund are sold without a sales charge at the net asset value next determined after the receipt of a purchase order as described below. The minimum initial purchase of shares is $1,000 per Fund, although this may be waived for investments in 401(k) tax-sheltered retirement plans or for Bank Draft Investing accounts, which may be established with an investment of $50 or more. There is no minimum amount required for subsequent purchases, except that subsequent investments for Bank Draft Investing accounts must be at least $50. Each Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares.

     Shares of each Fund may be purchased or redeemed through an investment dealer, bank or other institution. Charges may be imposed by the institution for its services. Any such charges could constitute a material portion of a smaller account. Shares may be purchased or redeemed directly from or with each Fund without imposition of any charges other than those described in this Prospectus.


BY WIRE: Investors may purchase shares by transmitting immediately available funds (Federal Funds) by wire to:


                     Boston Safe Deposit and Trust Company
                                One Boston Place
                                   Boston, MA

                                 ABA: 011001234
                                 Account 081345
                         Further Credit: (Name of Fund)
                       (Include your Fund account number)



Initial purchase - Upon making an initial investment by wire, an investor must first telephone the Order Department of the Funds at 800-225-6265 to advise of the action and to be assigned an account number. If this telephone call is not made, it may not be possible to process the order promptly. In addition, an Account Instructions form, which is available through WISDI, should be promptly forwarded to The Shareholder Services Group, Inc. (the "Transfer Agent") at the following address:


                        Wright Managed Investment Funds
                                    BOS 725
                                 P.O. Box 1559
                          Boston, Massachusetts 02104


Subsequent Purchases - Additional investments may be made at any time through the wire procedure described above. The Funds' Order Department must be immediately advised by telephone at 800-225-6265 of each transmission of funds by wire.


BY MAIL: Initial Purchases - The Account Instructions form available through WISDI should be completed by an investor, signed and mailed with a check, Federal Reserve Draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the Fund whose shares are being purchased, as the case may be, and mailed to the Transfer Agent at the above address.

Subsequent Purchases - Additional purchases may be made at any time by an investor by check, Federal Reserve draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the relevant Fund at the above address. The sub-account, if any, to which the subsequent purchase is to be credited should be identified together with the sub-account number and, unless otherwise agreed, the name of the sub-account.


     BANK DRAFT INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made through the shareholder's checking account via bank draft each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for Bank Draft Investing accounts.



PURCHASE THROUGH EXCHANGE OF SECURITIES: Investors wishing to purchase shares of a Fund through an exchange of portfolio securities should contact WISDI to determine the acceptability of the securities and make the proper arrangements. The shares of a Fund may be purchased, in whole or in part, by delivering to the Fund's custodian securities that meet the investment objectives and policies of the Fund, have readily ascertainable market prices and quotations and which are otherwise acceptable to the Investment Adviser and the Fund. The Trust will only accept securities in exchange for shares of the Funds for investment purposes and not as agent for the shareholders with a view to a resale of such securities. The Investment

Adviser will also require that securities presented for exchange be listed on the New York Stock Exchange, American Stock Exchange or NASDAQ. The Investment Adviser, WISDI and the Funds reserve the right to reject all or any part of the securities offered in exchange for shares of a Fund. An investor who wishes to make an exchange should furnish to WISDI a list with a full and exact description of all of the securities which he proposes to deliver. WISDI or the Investment Adviser will specify those securities which the Fund is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Fund's custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Exchanged securities will be valued at their fair market value as of the date that the securities in proper form for transfer and the accompanying purchase order are both received by the Trust, using the procedures for valuing portfolio securities as described under "How the Funds Value their Shares" on page 14. However, if the Exchange is not open for unrestricted trading on such date, such valuation should be on the next day on which such Exchange is so open. The net asset value used for purposes of pricing shares sold under the exchange program will be the net asset value next determined following the receipt of both the securities offered in exchange and the accompanying purchase order. Securities to be exchanged must have a minimum aggregate value of $5,000. An exchange of securities is a taxable transaction which may result in realization of a gain or loss for Federal and state income tax purposes.



HOW SHAREHOLDER ACCOUNTS ARE MAINTAINED


Upon the initial purchase of a Fund's shares, an account will be opened for the account or sub-account of an investor. Subsequent investments may be made at any time by mail to the Transfer Agent or by wire, as noted above. Distributions paid in additional shares are credited to Fund accounts quarterly. Confirmation statements indicating total shares of each Fund owned in the account or each sub-account will be mailed to investors quarterly, and at the time of each purchase or redemption. The issuance of shares will be recorded on the books of the relevant Fund. The Trust does not issue share certificates.



DISTRIBUTIONS BY THE FUNDS


The Trust intends to pay dividends from the net investment income of each Fund as shown on the Fund's books at least quarterly. Any net capital gains realized from the sale of securities or other transactions in a Fund's portfolio (reduced by any available capital loss carryforwards from prior years) will be paid at least annually, shortly before or after the close of the Fund's fiscal year. Shareholders may reinvest dividends and accumulate capital gains distributions, if any, in additional shares of the same Fund at the net asset value as of the ex-dividend date. Unless shareholders otherwise instruct, all distributions and dividends will be automatically invested in additional shares of the same Fund. Alternatively, shareholders may reinvest capital gains distributions and direct that dividends be paid in cash, or that both dividends and capital gains distributions be paid in cash.




TAXES

Each Fund is treated as a separate entity for Federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has qualified and elected to be treated as a regulated investment company for Federal income tax purposes and intends to continue to qualify as such. In order to so qualify, each Fund must meet certain requirements with respect to sources of income, diversification of assets, and distributions to shareholders. Each Fund does not pay Federal income or excise taxes to the extent that it distributes to its shareholders all of its net investment income and net realized capital gains in accordance with the timing requirements of the Code. In addition, each Fund will not be subject to income or corporate excise or franchise taxes in Massachusetts as long as it qualifies as a regulated investment company under the Code.

In order to avoid Federal excise tax, the Code requires that each Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, for the WBC and WJBC
Funds and at the election of the WQC Fund, for the year ended December 31, after reduction by any available capital loss carryforwards, for the WQC Fund) and 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no Federal income tax.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. A portion of distributions of net investment income made by a Fund which are derived from dividends may qualify for the dividends-received deduction for corporations. The dividends-received deduction is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of distributions qualifying for the deduction may result in liability for the alternative minimum tax and/or reduction of the tax basis of the corporate shareholder's shares.

Distributions of the excess of each Fund's net long-term capital gain over its net short-term capital loss are taxable as long-term capital gains whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the Fund shares. The dividends received deduction does not apply to distributions of such gains. Distributions on Fund shares shortly after their purchase, although in effect a return of a portion of the purchase price, are generally subject to Federal income tax.

Shareholders may realize a taxable gain or loss upon a redemption or exchange of shares of a Fund. Any loss realized upon the redemption or exchange of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within the period beginning 30 days before and ending 30 days after the date of such disposition.

Each Fund follows the accounting practice known as equalization, which may affect the amount, timing and character of distributions.

Annually, shareholders of each Fund that are not exempt from information reporting requirements will receive information on Form 1099 to assist in reporting the prior calendar year's distributions and redemptions (including exchanges) on Federal and state income tax returns. Dividends declared by a Fund in October, November or December of any calendar year to shareholders of record as of a date in such a month and paid the following January will be treated for Federal income tax purposes as having been received by shareholders on December 31 of the year in which they are declared.

Under Section 3406 of the Code, individuals and other nonexempt shareholders who have not provided to a Fund their correct taxpayer identification numbers and certain required certifications will be subject to backup withholding of 31% on distributions made by the Funds and on proceeds of redemptions or exchanges of shares of the Funds. In addition, the Funds may be required to impose such backup withholding if they are notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of underreporting of interest or dividend income. If such withholding is applicable, such distributions and proceeds will be reduced by the amount of tax required to be withheld.

Special tax rules apply to IRA accounts (including penalties on certain distributions and other transactions) and to other special classes of investors, such as tax-exempt organizations, banks or insurance companies. Investors should consult their tax advisers for more information.

Shareholders who are not United States persons should also consult their tax advisers as to the potential application of certain U.S. taxes, including a 30% U.S. withholding tax at the rate of 30% (or at a lower treaty rate) on dividends representing ordinary income to them, and of foreign taxes to their investment in the Funds.

Dividends and other distributions may, of course, also be subject to state and local taxes. Shareholders should consult their own tax advisers with respect to state and local tax consequences of investing in the Fund.

HOW TO EXCHANGE SHARES

Shares of any Fund may be exchanged for shares of the other funds in The Wright Managed Equity Trust, The Wright Managed Income Trust or The Wright EquiFund Equity Trust at net asset value at the time of the exchange.

This exchange offer is available only in states where shares of such other fund may be legally sold. Each exchange is subject to a minimum initial investment of $1,000 in each fund.

The prospectus of each fund describes its investment objectives and policies and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


Shareholders purchasing shares from an Authorized Dealer may effect exchanges between the above funds through their Authorized Dealer who will transmit information regarding the requested exchanges to the Transfer Agent.


The Shareholder Services Group, Inc. makes exchanges at the next determined net asset value after receiving a request in writing mailed to the address provided under "How to Buy Shares."


Telephone exchanges are also accepted if the exchange involves shares valued at less than $50,000 and on deposit with The Shareholder Services Group, Inc. and the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call The Shareholder Services Group, Inc. at 800-262-1122 or within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). All such telephone exchanges must be registered in the same name(s) and with the same address and social security or other taxpayer identification number as are registered with the fund from which the exchange is being made. Neither the Trust, the Principal Underwriter nor The Shareholder Services Group, Inc. will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures have been followed to confirm that instructions communicated are genuine, and if such procedures are not followed, the Trust, the Funds, the Principal Underwriter or The Shareholder Services Group, Inc. may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement.

Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Any exchange request may be rejected by a Fund or the Principal Underwriter at its discretion. Contact the Transfer Agent, The Shareholder Services Group, Inc., for additional information concerning the Exchange Privilege. The exchange privilege may be changed or discontinued without penalty at any time. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. Contact the Transfer Agent, The Shareholder Services Group, Inc., for additional information concerning the Exchange Privilege.


Shareholders should be aware that for Federal and state income tax purposes, an exchange is a taxable transaction which may result in recognition of a gain or loss.


HOW TO REDEEM OR SELL SHARES

Shares of a Fund will be redeemed at the net asset value next determined after receipt of a redemption request in good order as described below. Proceeds will be mailed within seven days of such receipt. However, at various times a Fund may be requested to redeem shares for which it has not yet received good payment. If the shares to be redeemed represent an investment made by check, each Fund may delay payment of redemption proceeds until the check has been collected which, depending upon the location of the issuing bank, could take up to 15 days. For Federal and state income tax purposes, a redemption of shares is a taxable transaction which may result in recognition of a gain or loss.


THROUGH AUTHORIZED DEALERS: Shareholders using Authorized Dealers may redeem shares through such dealers.

BY TELEPHONE: All shareholders are automatically eligible for the telephone redemption privilege, unless the account application indicates otherwise. Shareholders may effect a redemption by calling the Funds' Order Department at

800-225-6265 (8:30 a.m. to 4:00 p.m. Eastern time). In times when the volume of telephone redemptions is heavy, additional phone lines will automatically be added by the Funds. However, in times of drastic economic or market changes, a telephone redemption may be difficult to implement. When calling to make a telephone redemption, shareholders should have available their account number. A telephone redemption will be made at the day's net asset value, provided that the telephone redemption request is received prior to 4:00 p.m. on that day. Telephone redemption requests received after 4:00 p.m. will be effected at the net asset value determined for the next trading day. Payment will be made by wire transfer to the bank account designated and normally, as indicated above, within one business day after receipt of the redemption request in good order. Trust Departments may make redemptions and deposit the proceeds in checking or other accounts of clients, as specified in instructions furnished to the Funds at the time of initially purchasing Fund shares. Neither the Trust, the Principal Underwriter nor The Shareholder Services Group, Inc. will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures have been followed to confirm that instructions communicated are genuine, and if such procedures are not followed, the Trust, the Funds, the Principal Underwriter or The Shareholder Services Group, Inc. may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Also, shareholders may effect a redemption by calling the Funds' Transfer Agent, The Shareholder Services Group, Inc., at 800-262-1122 (8:30 a.m. to 4:00 p.m. (Eastern time) if the redemption involves shares valued at less than $50,000 and on deposit with The Shareholder Services Group, Inc. Payment will be made by check to the address of record. Telephone instructions will be tape recorded.

BY MAIL: A shareholder may also redeem all or any number of shares at any time by mail by delivering the request with a stock power to the Transfer Agent, The Shareholder Services Group, Inc., Wright Managed Investment Funds, BOS 725, P.O. Box 1559, Boston, Massachusetts 02104. As in the case of wire requests, payments will normally be made within one business day after receipt of the redemption request in good order. Good order means that written redemption requests or stock powers must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to The Shareholder Services Group, Inc. In addition, in some cases, good order may require the furnishing of additional documents, such as where shares are registered in the name of a corporation, partnership or fiduciary.


The right to redeem shares of a Fund and to receive payment therefore may be suspended at times (a) when the securities markets are closed, other than customary weekend and holiday closings, (b) when trading is restricted for any reason, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) when the Securities and Exchange Commission by order permits a suspension of the right of redemption or a postponement of the date of payment or redemption.


Although the Funds normally intend to redeem shares in cash, each Fund, subject to compliance with applicable regulations, reserves the right to deliver the proceeds of redemptions in the form of portfolio securities if deemed advisable by the Trustees. The value of any such portfolio securities distributed will be determined in the manner described under "How the Funds Value their Shares" and may be more or less than a shareholder's cost depending upon the market value of portfolio securities at the time the redemption is made. If the amount of a Fund's shares to be redeemed for a shareholder or a sub-account within a 90-day period exceeds the lesser of $250,000 or 1% of the aggregate net asset value of the Fund at the beginning of such period, such Fund reserves the right to deliver all or any part of such excess in the form of portfolio securities. If portfolio securities were distributed in lieu of cash, the shareholder would normally incur transaction costs upon the disposition of any such securities.

Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem fully at net asset value any Fund account which at any time, due to redemption or transfer, amounts to less than $1,000 for that Fund; any shareholder who makes a partial redemption which reduces his account in a Fund to less than $1,000 would be subject to the Fund's right to redeem such account. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. Prior to the execution of any such redemption, notice will be sent and the shareholder will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum of $1,000 per Fund.


OTHER INFORMATION

The Trust is a business trust established under Massachusetts law and is a no-load, open-end management investment company. The Trust was established pursuant to a Declaration of Trust dated June 17, 1982, as amended and restated December 21, 1987.

The Trust's shares of beneficial interest have no par value. Shares of the Trust may be issued in two or more series or "Funds". The Trust currently has three Funds which are offered hereby. (The Trust also has one additional series - Wright International Blue Chip Equities Fund - that is being offered under a separate prospectus.) Each Fund's shares may be issued in an unlimited number by the Trustees of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, the shares are fully paid and non-assessable by the relevant Fund. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted in proportion to the amount of the net asset value of a Fund which they represent. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of the Trustees of the Trust can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the particular Fund available for distribution to shareholders, and in any general assets of the Trust not allocated to a particular Fund by the Trustees.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event, the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trustees shall only be liable in cases of their willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

The Trust's by-laws provide that no persons shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the record holders of not less than 10 per centum of the outstanding shares.


TAX-SHELTERED RETIREMENT PLANS


The Funds are suitable investments for individual retirement account plans for individuals and their non-employed spouses, pension and profit sharing plans for self-employed individuals, corporations and non-profit organizations, or 401(k) tax-sheltered retirement plans. The minimum initial purchase of $1,000 for each Fund may be waived for investments in 401(k) plans.


   For more information, write to:

                  Wright Investors' Service Distributors, Inc.
                            1000 Lafayette Boulevard
                         Bridgeport, Connecticut 06604

                                    or call

                              (203) 330-5060

WRIGHT TRUE BLUE CHIP
EQUITY INVESTMENT FUNDS


PROSPECTUS


MAY 1, 1995, AS REVISED SEPTEMBER 22, 1995


THE WRIGHT MANAGED EQUITY TRUST

INVESTMENT ADVISER
Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

PRINCIPAL UNDERWRITER
Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, Massachusetts 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
Wright Managed Investment Funds
BOS 725
P.O. Box 1559
Boston, Massachusetts 02104

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts  02110


24 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110

                                    STATEMENT OF ADDITIONAL INFORMATION


                                MAY 1, 1995, as revised September 22, 1995


===============================================================================

                        THE WRIGHT MANAGED EQUITY TRUST
                               24 Federal Street
                          Boston, Massachusetts 02110

-------------------------------------------------------------------------------

                       Wright Quality Core Equities Fund
                    Wright Selected Blue Chip Equities Fund
                     Wright Junior Blue Chip Equities Fund

-------------------------------------------------------------------------------
TABLE OF CONTENTS                                        Page

General Information And History.....................      2
Investment Objectives And Policies..................      3
Investment Restrictions.............................      5
Officers And Trustees...............................      6
Control Persons And Principal Holders Of Shares.....      8
Investment Advisory And Administrative Services.....      8
Custodian...........................................     11
Independent Certified Public Accountants............     11
Brokerage Allocation................................     12
Fund Shares And Other Securities....................     13
Purchase, Exchange, Redemption And Pricing Of Shares.    13
Principal Underwriter................................    14
Calculation Of Performance And Yield Quotations.....     16
Financial Statements................................     18
Appendix ................................................36



THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE CURRENT COMBINED PROSPECTUS OF THE WRIGHT MANAGED EQUITY TRUST (THE "TRUST" OR THE "EQUITY TRUST") OFFERING THE ABOVE FUNDS DATED MAY 1, 1995, AS REVISED SEPTEMBER 22, 1995; A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE FROM WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC., 1000 LAFAYETTE BOULEVARD, BRIDGEPORT, CONNECTICUT 06604 (800-888-9471).

GENERAL INFORMATION AND HISTORY


     The Trust is a no-load, open-end management investment company organized in 1982 as a Massachusetts business trust. The Trust has three series described herein (the "Funds" or the "Equity Funds") plus one series offered under a separate prospectus and statement of additional information. Each Fund is a diversified fund.

     As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by its shareholders. In such an event, the Trustees then in office will call a shareholders' meeting for the election of Trustees. Subject to the foregoing circumstances, the Trustees will continue to hold office and may appoint successor or new Trustees except that, pursuant to provisions of the Investment Company Act of 1940 (the "1940 Act"), which are set forth in the By-Laws of the Trust, the shareholders can remove one or more of its Trustees.

     The Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of such Trust or, if the interests of a particular Fund are affected, a majority of such Fund's outstanding shares. The Trustees are authorized to make amendments to a Declaration of Trust that do not have a material adverse effect on the interests of shareholders. The Trust may be terminated (i) upon the sale of the Trust's assets to another diversified open-end management investment company, if approved by the holders of two-thirds of the outstanding shares of the Trust, except that if the Trustees recommend such sale of assets, the approval by the vote of a majority of the outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by a majority of its Trustees or by the vote of a majority of the Trust's outstanding shares. If not so terminated, the Trust may continue indefinitely.

     The Trust's Declaration of Trust further provides that the Trust's Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


     The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The risk of any shareholder incurring any liability for the obligations of the Trust is extremely remote.


     The Trust has retained Wright Investors' Service of Bridgeport, Connecticut ("Wright") as investment adviser to carry out the management, investment and reinvestment of its assets. The Trust has retained Eaton Vance Management ("Eaton Vance"), 24 Federal Street, Boston, Massachusetts 02110, as administrator of its business affairs.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Fund is to provide long-term growth of capital and at the same time earn reasonable current income. The investment objective and policies of the Equity Funds may be changed by the Trustees without a vote of the Equity Funds' shareholders. Securities selected for each Fund are drawn from an investment list prepared by Wright and known as The Approved Wright Investment List (the "AWIL").

     APPROVED WRIGHT INVESTMENT LIST (AWIL). Wright systematically reviews about 3,000 U.S. companies in its proprietary database in order to identify those which, on the basis of at least five years of audited records, pass the minimum standards of prudence (e.g. the value of its assets and shareholders' equity exceeds certain minimum standards and the company's operations have been profitable during the last three years) and thus are suitable for consideration by fiduciary investors. Companies which meet these requirements (about 1,600 companies) are considered by Wright to be "investment grade." They may be large or small, may have their securities traded on exchanges or over the counter, and may include companies not currently paying dividends on their shares.

     These companies are then subjected to extensive analysis and evaluation in order to identify those which meet Wright's 32 fundamental standards of investment quality. Only those companies which meet or exceed all of these standards are eligible for selection by the Wright Investment Committee for inclusion in the AWIL.

     All companies on the AWIL are, in the opinion of Wright, soundly financed "True Blue Chips" with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.

      WRIGHT QUALITY CORE EQUITIES FUND (WQC). This Fund seeks to enhance total investment return (consisting of price appreciation plus income) by providing management of a broadly diversified portfolio of equity securities of well-established companies meeting strict quality standards. The Fund will, through continuous professional investment supervision by Wright, pursue these objectives by investing in a diversified portfolio of common stocks of what are believed to be high-quality, well-established and profitable companies.

      This Fund is quality oriented and is suitable for a total equity account or as a base portfolio for accounts with multiple objectives. Investments, except for temporary defensive investments, will be made solely in companies on the AWIL. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright Investors' Service selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae take into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are equally weighted in the selected securities.

      The disciplines which determine sale include preventing individual holdings from exceeding 2 1/2 times their normal value position in this Fund and requiring the sale of the securities of any company which no longer meets the standards of the AWIL. Also, portfolio holdings which fall in the unfavorable category based on the quantitative formulae described above are generally sold. The disciplines which determine purchase provide that new funds, income from securities currently held, and proceeds of sales of securities will be used to increase those positions which at current market are the furthest below their normal target values and to purchase companies which become eligible for the portfolio as described above.

      WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC). This Fund seeks to enhance the total investment return (consisting of price appreciation plus income) by providing active management of equity securities of well-established companies meeting strict quality standards. Equity securities are limited to those companies whose current operations reflect defined, quantified characteristics which have been identified by Wright as being likely to provide comparatively superior total investment return. The process selects approximately two-thirds of the WQC companies on the basis of Wright's evaluation of their outlook. Investments are equally weighted.

      The disciplines which determine sale include preventing individual holdings from exceeding 2 1/2 times their normal value position in this Fund, preventing the retention of the securities of any company which no longer meets the standards of the AWIL, and liquidating portfolio holdings which cease to meet the outlook criteria described above. The disciplines which determine purchase provide that new funds, income from securities currently held, and proceeds of sales of securities will be used to increase those positions which at current market values are the furthest below their normal target values and to purchase companies which become eligible for the portfolio.

      WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC). This Fund seeks to enhance the total investment return (consisting of price appreciation plus income) by providing management of equity securities of smaller companies still experiencing their rapid growth period. Equity securities selected are limited to those companies selected for the WQC Fund which when sorted by stock market capitalization represent the smaller companies on the list. Investments are equally weighted.

     A series of disciplines controls the purchase and sale of securities for the Wright Junior Blue Chip Equities Fund. Each company is reviewed on a continuous basis by Wright's Investment Committee in order to assure that it continues to meet all of the required characteristics of investment quality, financial strength, profitability and stability and growth. These disciplines are believed to limit the financial risk which is sometimes associated with investment in smaller companies. However, somewhat higher volatility of market pricing and greater variability of individual stock investment returns can be expected in this Fund as compared to the Wright Selected Blue Chip Equities Fund, which is invested in larger companies.

     POLICIES FOR ALL EQUITY FUNDS. It is the policy of the Funds to hold cash or temporarily invest in cash-equivalent securities (high-quality, short-term, fixed-income debt securities) whenever this is deemed to be in the best interests of the shareholders for any reason, which would include the investment adviser's expectation of a substantial stock market decline. Such defensive investments will normally be limited to that percentage of Fund assets which is considered to be desirable under the then prevailing economic and stock market conditions, normally no more than approximately 20% of a Fund's assets. Accordingly, it is intended that each Fund remain at least 80% invested in equity securities at all times, and this is a fundamental investment policy that may only be changed by the vote of a majority of such Fund's outstanding voting securities. The Fund may, for defensive purposes, temporarily exceed this 20% limit if Wright believes that this would be advisable in view of what it considers extraordinary economic and stock market conditions. In practice, Wright does not anticipate adopting a defensive position in the Wright Quality Core Equities Fund (WQC) or the Wright Junior Blue Chip Equities Fund (WJBC) except in the most extraordinary economic and stock market conditions and intends to avoid adopting a defensive position in the Wright Selected Blue Chip Equities Fund (WBC) during periods of normal market fluctuations.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by each Fund and may be changed as to a Fund only by the vote of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Trust may not:

     (1) Borrow money in excess of 1/3 of the current market value of the net assets of any Fund (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue any securities of a Fund other than its shares of beneficial interest except as appropriate to evidence indebtedness which the Fund is permitted to incur. To the extent that a Fund purchases additional portfolio securities while such borrowings are outstanding, that particular Fund may be considered to be leveraging its assets, which entails the risks that the costs of borrowing may exceed the return from the securities purchased. (The Trust anticipates paying interest on borrowed money at rates comparable to a Fund's yield and the Trust has no intention of attempting to increase any Fund's net income by means of borrowing);

     (2) Pledge, mortgage or hypothecate its assets to an extent greater than 1/3 of the total assets of a Fund taken at market;

     (3) Invest more than 5% of a Fund's total assets taken at current market value in the securities of any one issuer or allow a Fund to purchase more than 10% of the voting securities of any one issuer;

     (4) Purchase or retain securities of any issuer if 5% of the issuer's securities are owned by those officers and Trustees of the Trust or its manager, investment adviser or administrator who own individually more than 1/2 of 1% of the issuer's securities;

     (5) Purchase securities on margin or make short sales except sales against the box, write or purchase or sell any put options, or purchase warrants;

     (6) Buy or sell real estate, commodities, or commodity contracts unless acquired as a result of ownership of securities;

     (7) Purchase any securities which would cause more than 25% of the market value of a Fund's total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (8) Underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

     (9) Make loans, except (i) through the loan of a portfolio security, (ii) by entering into repurchase agreements and (iii) to the extent that the purchase of debt instruments for a Fund in accordance with the Trust's investment objective and policies may be deemed to be loans; or

   (10) Purchase from or sell to any of its Trustees or officers, its manager, administrator or investment adviser, its principal underwriter, if any, or the officers or directors of said manager, administrator, investment adviser or principal underwriter, portfolio securities of any Fund.


     Although not a matter of fundamental policy, the Trust has no current intention of entering into repurchase agreements on behalf of any Fund. In addition, each Fund will not invest (1) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"); (2) more than 10% of its net assets in restricted securities, excluding securities eligible for resale pursuant to Rule 144A or foreign securities which are offered or sold outside the United States in accordance with Regulation S under the 1933 Act; or (3) more than 15% of its net assets in restricted securities (including those eligible for resale under Rule 144A).


     If a percentage restriction contained in any Fund's investment policies is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the Fund's net assets will not be considered a violation of such restriction.


OFFICERS AND TRUSTEES


The officers and Trustees of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are "interested persons" of the Trust, Wright, Eaton Vance, Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"), Eaton Vance's parent, Eaton Vance Corp. (`EVC'), or by Eaton Vance's Trustee, Eaton Vance, Inc. ("EV") as defined in the 1940 Act by virtue of their affiliation with either the Trust, Wright, Eaton Vance, EVC or EV, are indicated by an asterisk (*).

PETER M. DONOVAN (52), PRESIDENT AND TRUSTEE*
President and Director of Wright Investors' Service; Vice President, Treasurer and a Director of Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

H. DAY BRIGHAM, JR. (68), VICE PRESIDENT, SECRETARY AND TRUSTEE*
Vice President of Eaton Vance, BMR, EV and EVC and Director, EV and EVC; Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR; Director, Investors Bank & Trust Company
Address:  24 Federal Street, Boston, MA 02110


WINTHROP S. EMMET (85), TRUSTEE
Attorney at Law, Stockbridge, MA; Trust Officer, First National City Bank, New York, NY (1963-1971)
Address: Box 327, West Center Road, West Stockbridge, MA  01266


LELAND MILES (71), TRUSTEE
President Emeritus, University of Bridgeport (1987 - present); President, University of Bridgeport (1974-1987)Director, United Illuminating Company
Address: Tide Mill Landing, 2425 Post Road, Suite 102, Southport, CT  06490

A. M. MOODY III (58), VICE PRESIDENT & TRUSTEE*
Senior Vice President, Wright Investors' Service; President,Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT  06604

LLOYD F. PIERCE (76), TRUSTEE
Retired Vice Chairman (prior to 1984 - President), People's Bank, Bridgeport, CT; Member, Board of Trustees, People's Bank, Bridgeport, CT; Board of Directors, Southern Connecticut Gas Company; Chairman, Board of Directors, COSINE
Address: 125 Gull Circle North, Daytona Beach, FL 32119

GEORGE R. PREFER (60), TRUSTEE
Retired President and Chief Executive Officer, Muller Data Corp., New York, NY (President 1983-1986) (1989-1990); President and Chief Executive Officer, InvestData Corporation, A Mellon Financial Services Company (1986-1989)
Address: 7738 Silver Bell Drive, Sarasota, FL 34241


RAYMOND VAN HOUTTE (71), TRUSTEE
President Emeritus and Counselor of The Tompkins County Trust Company, Ithaca, NY since January 1989; President and Chief Executive Officer, The Tompkins County Trust Company (1973-1988); President, New York State Bankers Association 1987-1988; Director, McGraw Housing Company, Inc., Deanco, Inc., Evaporated Metal Products and Ithaco, Inc.
Address: One Strawberry Lane, Ithaca, NY  14850

JUDITH R. CORCHARD (56), VICE PRESIDENT
Executive Vice President, Senior Investment Officer, Vice Chairman of The Investment Committee and Director, Wright Investors' Service.
Address: 1000 Lafayette Boulevard, Bridgeport, CT  06604

JAMES L. O'CONNOR (50), TREASURER
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

JANET E. SANDERS (59), ASSISTANT TREASURER AND ASSISTANT SECRETARY
Vice President  of Eaton  Vance,  BMR  and EV.   Officer  of various investment
companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110


A. JOHN MURPHY (32), ASSISTANT SECRETARY
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994; employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

ERIC G. WOODBURY (38), ASSISTANT SECRETARY
Vice President of Eaton Vance since February 1993; formerly, associate at Dechert, Price & Rhoades and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

WILLIAM J. AUSTIN, JR. (43), ASSISTANT TREASURER
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Austin was elected Assistant Treasurer of the Trust on December 18, 1991.
Address: 24 Federal Street, Boston, MA 02110



     All of the Trustees and officers hold identical positions with The Wright Managed Income Trust, The Wright Managed Blue Chip Series Trust (except Mr. Miles) and The Wright EquiFund Equity Trust. The fees and expenses of those Trustees of the Trust (Messrs. Emmet, Miles, Pierce, Prefer and Van Houtte) who are not affiliated persons of the Trust are paid by the Funds and other series of the Trust. They also received additional payments from other investment companies for which Wright provides investment advisory services. The Trustees who are "interested persons" of the Trust receive no compensation from the Trust. For Trustee compensation for the fiscal year ended December 31, 1994, see the following table.

                               COMPENSATION TABLE
                      Fiscal Year Ended December 31, 1994
                  Registrant - The Wright Managed Equity Trust
                      Registered Investment Companies -- 4

                      Aggregate
                    Compensation             Esti-   Total
                      from The     Pension   mated  Compen-
                   Wright Managed Benefits  Annual  sation
Trustees            Equity Trust   Accrued Benefits Paid(1)
-------------------------------------------------------
Winthrop S. Emmet      $1,100       None     None   $5,000
Leland Miles           $1,100       None     None   $5,000
Lloyd F. Pierce        $1,100       None     None   $5,000
George R. Prefer       $1,100       None     None   $5,000
Raymond Van Houtte     $1,100       None     None   $5,000
-------------------------------------------------------

(1) Total compensation paid is from The Wright Managed Equity Trust (4 Funds) and the other boards in the Wright Fund complex (19 Funds) for a total of 23 Funds.

     Messrs. Emmet, Miles, Pierce, Prefer and Van Houtte are members of the Special Nominating Committee of the Trustees of the Trust. The Special Nominating Committee's function is selecting and nominating individuals to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, Eaton Vance or Wright. The Trust does not have a designated audit committee since the full board performs the functions of such committee.



CONTROL PERSONS AND
PRINCIPAL HOLDERS OF SHARES


As of March 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of any Fund. The Funds' shares are held primarily by trust departments of depository institutions and trust companies either for their own account or for the accounts of their clients. From time to time, several of these trust departments are the record owners of 5% or more of the outstanding shares of a particular Fund. To date, the Funds' experience has been that such shareholders do not continuously hold in excess of 5% or more of a Fund's outstanding shares for extended periods of time. Should a shareholder continuously hold 5% or more of a Fund's outstanding shares for an extended period of time (a period in excess of a year), this would be disclosed by an amendment to this Statement of Additional Information showing such shareholder's name, address and percentage of ownership. Upon request, the Trust will provide shareholders with a list of all shareholders holding 5% or more of a Fund's outstanding shares as of a current date.

     As of March 31, 1995, the number of trust departments which were the record owners of more than 5% of the outstanding shares of the Funds was as follows:
WBC, 4; WJBC, 4; and WQC, 6.




INVESTMENT ADVISORY
AND ADMINISTRATIVE SERVICES

The Trust has engaged Wright to act as each Fund's investment adviser pursuant to an Investment Advisory Contract dated December 21, 1987 (the "Investment Advisory Contract"). Wright, located at 1000 Lafayette Boulevard, Bridgeport, Connecticut, was founded in 1960 and currently provides investment services to clients throughout the United States and abroad. John Winthrop Wright may be considered a controlling person of Wright by virtue of his position as Chairman of the Board of Directors of Wright, and by reason of his ownership of more than a majority of the outstanding shares of Wright.

     The Investment  Advisory  Contract  provides that Wright will carry out the
investment  and   reinvestment  of  the  assets  of  the  Funds,   will  furnish
continuously




                                                     Annual % Advisory Fee Rate                 Fee Earned  Fee Earned  Fee Earned
                                               Under   $100 Mil  $250 Mil  $500 Mil   Over      for Fiscal  for Fiscal  for Fiscal
                                               $100-      to        to        to       $1        Yr Ended    Yr Ended    Yr Ended
                                              Million  $250 Mil  $500 Mil $1 Billion  Billion     12/31/92    12/31/93    12/31/94
----------------------------------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip Equities Fund (WBC) 0.55%      0.69%    0.67%     0.63%     0.58%     $997,071    $1,042,731  $1,169,165
Wright Junior Blue Chip Equities Fund (WJBC)  0.55%      0.69%    0.67%     0.63%     0.58%     $453,476    $364,034    $322,161
Wright Quality Core Equities Fund (WQC)       0.45%      0.59%    0.57%     0.53%     0.48%     $308,574    $391,623    $332,192

----------------------------------------------------------------------------------------------- ----------------------

an investment  program with respect to the Funds,  will  determine which securities should be purchased, sold or exchanged, and will implement such determinations. Wright will furnish to the Funds investment advice and management services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Eaton Vance and Wright organizations to serve without salary as officers or Trustees of the Trust. In return for these services, each Fund is obligated to pay a monthly advisory fee calculated at the rates set forth in the table above.


     The Trust has engaged Eaton Vance to act as the administrator for each Fund pursuant to an Administration Agreement dated December 21, 1987 and re-executed November 1, 1990. Eaton Vance, or its affiliates, act as investment adviser to investment companies and various individual and institutional clients with assets under management of approximately $15 billion. Eaton Vance is a wholly-owned subsidiary of EVC, a publicly held holding company.

     Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of each Fund, subject to the supervision of the Trust's Trustees. Eaton Vance services include recordkeeping, preparation and filing of documents required to comply with Federal and state securities laws, supervising the activities of the Trust's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings and other administrative services necessary to conduct each Fund's business. Eaton Vance will not provide any investment management or advisory services to the Funds. For its services under the Administration Agreement, Eaton Vance receives monthly administration fees at the annual rates set forth in the following table.


                                                  Annual % Administration Fee Rates
                                                ----------------------------------    Fee Earned   Fee Earned    Fee Earned
                                                  Under  $100 Mil $250 Mil   Over      for Fiscal   for Fiscal   for Fiscal
                                                   $100      to       to      $500      Yr Ended     Yr Ended     Yr Ended
                                                  Million $250 Mil $500 Mil  Million    12/31/92     12/31/93     12/31/94
-----------------------------------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip Equities Fund (WBC)      0.20%    0.06%    0.03%    0.02%      $238,876     $242,846     $253,840
Wright Junior Blue Chip Equities Fund (WJBC)       0.20%    0.06%    0.03%    0.02%      $160,552     $132,376     $117,150
Wright Quality Core Equities Fund (WQC)            0.20%    0.06%    0.03%    0.02%      $137,144     $174,054     $147,641

-----------------------------------------------------------------------------------------------------------------------------------

     Eaton Vance and EV are both wholly owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, and Mr. Gardner is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Brigham, Clay, Gardner, Hawkes, and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers and Directors of EVC and EV. As of March 31, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Mr. Brigham is an officer and Trustee of the Trust, and a member of EVC, Eaton Vance, BMR and EV organizations. Messrs. Austin, Murphy, O'Connor and Woodbury and Ms. Sanders, are officers of the Trust, and are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the Administration Agreement.


     Eaton Vance owns all of the stock of Energex Corporation which is engaged in oil and gas operations. EVC owns all of the stock of Marblehead Energy Corp. (which engages in oil and gas operations) and 77.3% of the stock of Investors Bank & Trust Company, the Funds' custodian, which provides custodial, trustee and other fiduciary services to investors, including individuals, employee benefit plans, corporations, investment companies, savings banks and other institutions. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment and consulting and management, and of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC, EV, Eaton Vance and BMR may also enter into other businesses.

     The Trust will be responsible for all of its expenses not assumed by Wright under the Investment Advisory Contract or by Eaton Vance under the Administration Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining each Fund's net asset value and keeping each Fund's books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; expenses of Trustees not affiliated with Eaton Vance or Wright; distribution expenses incurred pursuant to the Trust's distribution plan; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with litigation in which the Trust is a party and the legal obligation the Trust may have to indemnify its officers and Trustees with respect thereto.

     The Trust's Investment Advisory Contract and Administration Agreement will remain in effect until February 28, 1996. The Trust's Investment Advisory Contract may be continued with respect to a Fund from year to year thereafter so long as such continuance after February 28, 1996 is approved at least annually
(i) by the vote of a majority of the Trustees
who are not "interested persons" of the Trust, Eaton Vance or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of that Fund. The Trust's Administration Agreement may be continued from year to year after February 28, 1996 so long as such continuance is approved annually by the vote of a majority of the Trustees. Each agreement may be terminated as to a Fund at any time without penalty on sixty (60) days' written notice by the Board of Trustees or Directors of either party, or by vote of the majority of the outstanding shares of that Fund, and each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreement on the part of Eaton Vance or Wright, Eaton Vance or Wright will not be liable to the Trust for any loss incurred. The Trust's Investment Advisory Contract and Administration Agreement were most recently
approved  by  its  Trustees,   including  the "non-interested  Trustees,"  at a
meeting held on January 25, 1995 and by the shareholders of each of the Funds at a meeting held on December 9, 1987.


CUSTODIAN

Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts (a 77.3% owned subsidiary of EVC) acts as custodian for the Funds. IBT has the custody of all cash and securities of the Funds, maintains the Funds' general ledgers and computes the daily net asset value per share. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Funds' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Funds. IBT charges custody fees which are competitive within the industry. A portion of the custody fee for each fund served by IBT is based upon a schedule of percentages applied to the aggregate assets of those funds managed by Eaton Vance for which IBT serves as custodian, the fees so determined being then allocated among such funds relative to their size. These fees are then reduced by a credit for cash balances of the particular fund at IBT equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular fund's average daily collected balances for the week. In addition, each fund pays a fee based on the number of portfolio transactions and a fee for bookkeeping and valuation services. During the fiscal year ended December 31, 1994, the Funds paid IBT the following amounts under these arrangements.

     Wright Selected Blue Chip Equities Fund (WBC)..$57,774
     Wright Junior Blue Chip Equities Fund (WJBC)...$27,815
     Wright Quality Core Equities Fund (WQC)........$32,641

     EVC and its affiliates and its officers and employees from time to time have transactions with various banks, including the Funds' custodian, IBT. Those transactions with IBT which have occurred to date have included loans to certain of Eaton Vance's officers and employees. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodian or other relationships between the Funds and IBT.


INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts are the Trust's independent certified public accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

BROKERAGE ALLOCATION


     Wright places the portfolio security transactions for each Fund, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, Wright will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.


     It is expected that on frequent occasions there will be many broker-dealer firms which will meet the foregoing criteria for a particular transaction. In selecting among such firms, the Funds may give consideration to those firms which supply brokerage and research services, quotations and statistical and other information to Wright for their use in servicing their accounts. The Funds may include firms which purchase investment services from Wright. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to Wright in servicing all or less than all of their accounts and the services and information furnished by a particular firm may not necessarily be used in connection with the account which paid brokerage commissions to such firm. The advisory fee paid by the Funds to Wright is not reduced as a consequence of Wright's receipt of such services and information. While such services and information are not expected to reduce Wright's normal research activities and expenses, Wright would, through use of such services and information, avoid the additional expenses which would be incurred if it should attempt to develop comparable services and information through its own staff.

     Subject to the requirement that Wright shall use its best efforts to seek to execute each Fund's portfolio security transactions at advantageous prices and at reasonably competitive commission rates, Wright, as indicated above, is authorized to consider as a factor in the selection of any broker-dealer firm with whom a Fund's portfolio orders may be placed the fact that such firm has sold or is selling shares of the Funds or of other investment companies sponsored by Wright. This policy is consistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Under the Trust's Investment Advisory Contract, Wright has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met. This authority will not be exercised, however, until the Funds' Prospectus or this Statement of Additional Information has been supplemented or amended to disclose the conditions under which Wright proposes to do so.

     The Trust's Investment Advisory Contract expressly recognizes the practices which are provided for in Section 28(e) of the Securities Exchange Act of 1934 by authorizing the selection of a broker or dealer which charges a Fund a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.


     During the fiscal years ended December 31, 1992, 1993 and 1994, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

                              1992       1993       1994
                              ----       ----       ----

Wright Selected Blue Chip
Equities Fund (WBC)         $309,821   $112,735   $345,675

Wright Junior Blue Chip
Equities Fund (WJBC)        $145,380    $38,721    $71,949

Wright Quality Core
Equities (WQC)              $125,730   $109,394   $112,398





FUND SHARES AND OTHER SECURITIES

     The shares of beneficial interest of the Trust, without par value, may be issued in two or more series, or Funds. The Trust currently has three Funds described in this Statement of Additional Information. In addition, the Trust has one additional series -- Wright International Blue Chip Equities Fund -- that is being offered pursuant to a separate prospectus and statement of additional information. Shares of each Fund may be issued in an unlimited number by the Trustees of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, the shares are fully paid and non-assessable by the Trust.

     Shareholders are entitled to one vote for each full share held. Fractional shares may be voted in proportion to the amount of a Fund's net asset value which they represent. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of a Trust or Fund, shareholders are entitled to share pro rata in the net assets of the affected Trust or Fund available for distribution to shareholders, and in any general assets of the Trust not previously allocated to a particular Fund by the Trustees.



PURCHASE, EXCHANGE,
REDEMPTION AND PRICING OF SHARES



     For information regarding the purchase of shares, see "How to Buy Shares" in the Funds' current Prospectus.


     For information about exchanges between Funds, see "How to Exchange Shares" in the Funds' current Prospectus.

     For a description of how the Funds value their shares, see "How the Funds Value their Shares" in the Funds' current Prospectus. The Funds value short-term obligations with a remaining maturity of 60 days or less by the amortized cost method. The amortized method involves initially valuing a security at its cost (or its fair market value on the sixty-first day prior to maturity) and thereafter assuming a constant amortization to maturity of any discount or premium, without regard to unrealized appreciation or depreciation in the market value of the security.

     For information about the redemption of shares, see "How to Redeem or Sell Shares" in the Funds' current Prospectus.



PRINCIPAL UNDERWRITER


     The Trust has adopted a Distribution Plan (the "Plan") on behalf of its Funds as defined in Rule 12b-1 under the 1940 Act. The Trust's Plan specifically allows that expenses covered by the Plan may include direct and indirect expenses incurred by any separate distributor or distributors under agreement with the Trust in activities primarily intended to result in the sale of its shares. The expenses of such activities shall not exceed two-tenths of one percent (2/10 of 1%) per annum of each Fund's average daily net assets. Payments under the Plans are reflected as an expense in each Fund's financial statements. Such expenses do not include interest or other financing charges.

     The Trust has entered into a distribution contract on behalf of its Funds with its principal underwriter, Wright Investors' Service Distributors, Inc. ("WISDI"), a wholly-owned subsidiary of Wright, providing for WISDI to act as a separate distributor of each Fund's shares.

     It is intended that each Fund will pay 2/10 of 1% of its average daily net assets to WISDI for distribution activities on behalf of the Fund in connection with the sale of its shares. WISDI shall provide on a quarterly basis documentation concerning the expenses of such activities. Documented expenses of a Fund shall include compensation paid to and out-of-pocket disbursements of officers, employees or sales representatives of WISDI, including telephone costs, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, and advertising of any type intended to enhance the sale of shares of the Fund. Subject to the 2/10 of 1% per annum limitation imposed by the Trust's Plan, a Fund may pay separately for expenses of activities primarily intended to result in the sale of the Fund's shares. It is contemplated that the payments for distribution described above will be made directly to WISDI. If the distribution payments to WISDI exceed its expenses, WISDI may realize a profit from these arrangements. Peter M. Donovan, President and a Trustee of the Trust and President and a Director of Wright, is Vice President, Treasurer and a Director of WISDI. A. M. Moody, III, Vice President and a Trustee of the Trust and Senior Vice President of Wright, is President and a Director of WISDI.

     It is the opinion of the Trustees and officers of the Trust that the following are not expenses primarily intended to result in the sale of shares issued by any Fund; fees and expenses of registering shares of the Fund under Federal or state laws regulating the sale of securities; fees and expenses of registering the Trust as a broker-dealer or of registering an agent of the Trust under Federal or state laws regulating the sale of securities; fees of registering, at the request of the Trust, agents or representatives of a principal underwriter or distributor of any Fund under Federal or state laws regulating the sale of securities, provided that no sales commission or "load" is charged on sales of shares of the Fund; and fees and expenses of pre-paring and setting in type the Trust's registration statement under the Securities Act of 1933. Should such expenses be deemed by a court or agency having jurisdiction to be expenses primarily intended to result in the sale of shares issued by a Fund, they shall be considered to be expenses contemplated by and included in the applicable Plan but not subject to the 2/10 of 1% per annum limitation described above.

     Under the Trust's Plan, the President or Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made. For the fiscal year ended December 31, 1994, it is estimated that WISDI spent approximately the following amounts on behalf of the Wright Managed Investment Funds including these Funds:

                  Wright Investors Service Distributors, Inc.
                     Financial Summaries for the Year 1994

                                               Printing & Mailing Travel and     Commissions and  Administration
FUNDS                               Promotional   Prospectuses   Entertainment    Service Fees       and Other      TOTAL
----------------------------------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip
  Equities Fund (WBC)                $209,846        $62,612        $51,608             --           $55,402      $379,468
Wright Junior Blue Chip
  Equities Fund (WJBC)                $64,784        $19,330        $15,932             --           $17,104      $117,150
Wright Quality Core
  Equities Fund (WQC)                 $81,645        $24,361        $20,079             --           $21,556      $147,641
----------------------------------------------------------------------------------------------------------------------------------




     The table below shows the distribution expenses allowable to WISDI and paid by each Fund for the fiscal year ended December 31, 1994.

                                                                     Distribution          Distribution Expenses
                                                                       Expenses            Paid as a % of Fund's
                                                                     Paid by Fund         Average Net Asset Value
--------------------------------------------------------------------------------------------------------------------

         Wright Selected Blue Chip Equities Fund (WBC)                 $379,468                    0.20%
         Wright Junior Blue Chip Equities Fund (WJBC)                  $117,150                    0.20%
         Wright Quality Core Equities (WQC)                            $147,641                    0.20%

---------------------------------------------------------------------------------------------------------------------

     Under its terms the Trust's Plan remains in effect from year to year, provided such continuance is approved annually by a vote of its Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding voting securities of that Fund and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Trust's Plan may be terminated at any time as to any Fund without payment of any penalty by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities of that Fund. So long as the Trust's Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders.

     The continuation of the Plan was most recently approved by the Trustees of the Trust on January 25, 1995 and by the shareholders of each Fund on December 9, 1987.



CALCULATION OF PERFORMANCE
AND YIELD QUOTATIONS

     The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund made at the maximum public offering price (i.e. net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.


     The average annual total return of each Fund for the one, three and five-year periods ended December 31, 1994 and the period from inception to December 31, 1994 are shown in the table below.


     Each Fund's yield is computed by dividing its net investment income per share earned during a recent 30-day period by the maximum offering price (i.e. net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is equal to the Fund's dividends and interest earned during the period, with the resulting number being divided by the average daily number of shares outstanding and entitled to receive dividends during the period.


                                                              Year Ended 12/31/94                   Inception
                                                  ___________________________________________          To        Inception
                                                1 Year       3 Years      5 Years     10 Years      12/31/94       Date
--------------------------------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip Equities Fund (1)     -3.52%       1.03%         6.28%        11.32%       10.94%       1/04/83
Wright Junior Blue Chip Equities Fund (2)       -2.75%       2.73%         5.83%           --         8.54%       1/14/85
Wright Quality Core Equities Fund (3)           -0.73%       2.70%         7.88%           --        11.56%       8/07/85
---------------------------------------------------------------------------------------------------------------------------------

(1) If a portion of the WBC Fund's expenses had not been subsidized for the years ended December 31, 1987, 1986 and 1984, the Fund would have had lower returns; (2) If a portion of the WJBC Fund's expenses had not been subsidized during the years ended December 31, 1987 and 1985, the Fund would have had lower returns; (3) If a portion of the WQC Fund's expenses had not been subsidized during the years ended December 31, 1990, 1989, 1988, 1987 and 1985, the Fund would have had lower returns.

     For the 30-day period ended December 31, 1994, the yield of each Fund was as follows:

                                           30-Day Period
                                              Ended
                                       December 31, 1994*
                                       ---------------------
Wright Selected Blue Chip Equities Fund      1.57%
Wright Junior Blue Chip Equities Fund        1.25%
Wright Quality Core Equities Fund            1.71%



* according to the following formula:

                                               6
                         Yield = 2 [ ( a-b + 1) - 1 ]
                                       ---
                                       cd
Where:

     a   =    dividends and interest earned during the period.

     b   =    expenses accrued for the period (after reductions).

     c   =    the average daily number of accumulation units outstanding during the period.

     d   =    the maximum offering price per accumulation unit on the last day of the period.


NOTE: "a" has been calculated for stocks by dividing the stated dividend rate for each security held during the period by 360. "a" has been estimated for debt securities other than mortgage certificates by dividing the year-end market value times the yield to maturity by 360. "a" for mortgage securities, such as GNMAs, is the actual income earned. Neither discount or premium have been amortized.

     "b" has been estimated by dividing the actual 1992 expense amounts by 360 or the number of days the Fund was in existence.

     A Fund's yield or total return may be compared to the Consumer Price Index and various domestic securities indices. A Fund's yield or total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

     From time to time, evaluations of a Fund's performance made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. According to the rankings prepared by Lipper Analytical Services, Inc., an independent service which monitors the performance of mutual funds. The Lipper performance analysis includes the reinvestment of dividends and capital gain distributions, but does not take sales charges into consideration and is prepared without regard to tax consequences.



                 WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1994

================================================================================
                                       Shares       Value
--------------------------------------------------------------------------------
EQUITY INTERESTS -- 98.0%


APPAREL -- 4.9%
Fruit of the Loom, Inc*.............  65,000   $  1,755,000
Justin Industries................... 145,000      1,721,875
Nike Inc............................  25,000      1,865,625
Reebok International Ltd............  51,000      2,014,500
VF Corp.............................  36,830      1,790,859
                                               -------------
                                               $  9,147,859
                                               -------------


AUTOMOTIVE -- 2.0%
Modine Manufacturing Co.............  68,000   $  1,955,000
Myers Industries.................... 118,625      1,660,750
                                               -------------
                                               $  3,615,750
                                               -------------


BEVERAGES -- 1.1%
Brown Forman Corp...................  66,000   $  2,013,000
                                               -------------


CHEMICALS -- 2.1%
Clorox Company......................  31,140   $  1,833,368
Sherwin Williams Co.................  61,800      2,047,125
                                               -------------
                                               $  3,880,493
                                               -------------


CONSTRUCTION -- 1.0%
Clayton Homes....................... 119,250   $  1,878,188
                                               -------------


DIVERSIFIED -- 4.0%
National Service Industries.........  72,000   $  1,845,000
Rockwell International Corp.........  53,210      1,902,258
Standex International Corp..........  57,730      1,811,279
Teleflex, Incorporated..............  55,000      1,952,500
                                               -------------
                                               $  7,511,037
                                               -------------

DRUGS, COSMETICS & HEALTH CARE -- 6.9%
Alberto Culver Co. Class A..........  79,000   $  1,935,500
Becton Dickenson & Co...............  40,000      1,920,000
Bristol-Meyers Squibb Co............  33,564      1,942,517
Johnson & Johnson...................  32,600      1,784,850
Medex Inc........................... 124,000      1,674,000
Merck & Co., Inc....................  47,000      1,791,875
Upjohn Co...........................  57,000      1,752,750
                                               -------------
                                               $ 12,801,492
                                               -------------

ELECTRICAL -- 2.8%
Emerson Electric Co.................  26,650   $  1,665,625
General Electric Co.................  39,540      2,016,540
Juno Lighting, Inc..................  88,000      1,562,000
                                               -------------
                                               $  5,244,165
                                               -------------

ELECTRONICS -- 6.5%
Compaq Computer*....................  48,000   $  1,896,000
EG&G................................  60,000        847,500
E-Systems Inc.......................  48,955      2,037,752
Hewlett Packard Inc.................  19,000      1,897,625
Intel Corporation...................  28,155      1,798,401
Methode Electronics Class A......... 103,000      1,751,000
Raytheon Co.........................  29,180      1,863,873
                                               -------------
                                               $ 12,092,151
                                               -------------

FINANCIAL -- 17.0%
AFLAC Inc...........................  55,000   $  1,760,000
American International Group........  20,000      1,960,000
Amsouth Bancorp.....................  66,000      1,699,500
Bancorp Hawaii Inc..................  65,175      1,653,816
Commerce Bancshares, Inc............  69,037      1,864,012
Edwards (A.G.), Inc................. 106,000      1,908,000
Fifth Third Bancorp.................  36,000      1,728,000
First Colonial Bankshares...........  86,000      1,741,500
First Colony Corp...................  80,000      1,790,000
First Hawaiian Inc..................  70,500      1,674,375
First Virginia Banks Inc............  52,665      1,685,280
Keycorp.............................  71,208      1,780,200
Raymond James Financial Corp........ 127,000      1,778,000
Southern National Corp..............  92,000      1,759,500


Southtrust Corporation..............  88,000      1,584,000
Star Banc Corp......................  49,965      1,817,477
SunTrust Banks Inc..................  35,920      1,715,180
West One Bancorp....................  67,000      1,775,500
                                               -------------
                                               $ 31,674,340
                                               -------------




FOOD -- 5.0%
Archer Daniels Midland Co...........  91,375   $  1,884,609
Dean Foods Company..................  64,000      1,856,000
Hormel (George A.) & Company........  68,000      1,683,000
Pioneer Hi-Bred International.......  58,000      2,001,000
Universal Foods Corp................  70,000      1,925,000
                                               -------------
                                               $  9,349,609
                                               -------------




MACHINERY & EQUIPMENT -- 1.9%
Briggs & Stratton Corp..............  56,180   $  1,839,895
Pitney-Bowes Inc....................  54,500      1,730,375
                                               -------------
                                               $  3,570,270
                                               -------------



METAL PRODUCTS MANUFACTURERS -- 4.1%
CLARCOR Inc.........................  93,950   $  1,996,438
Crown Cork & Seal Company*..........  53,000      2,000,750
Kaydon Corp.........................  81,000      1,944,000
Watts Industries Inc................  76,000      1,605,500
                                               -------------
                                               $  7,546,688
                                               -------------



OIL, GAS & COAL -- 0.9%
Exxon Corporation...................  25,800   $  1,567,350
                                               -------------


PAPER -- 1.0%
Kimberly-Clark Corp.................  38,000   $  1,919,000
                                               -------------


PRINTING & PUBLISHING -- 7.0%
Banta (George) Corp.................  60,899   $  1,842,195
Ennis Business Forms................ 134,220      1,677,750
Gannett Co. Inc.....................  34,080      1,814,760
Harland (John H.) Co................  89,900      1,798,000
Lee Enterprises, Inc................  57,300      1,976,850
Reynolds & Reynolds Inc.............  78,900      1,972,500
Wallace Computer Services...........  68,600      1,989,400
                                               -------------
                                               $ 13,071,455
                                               -------------


RECREATION -- 3.1%
Carnival Corporation................  90,590   $  1,925,038
International Dairy Queen*.......... 113,000      1,921,000
Luby's Cafeteria, Inc...............  84,750      1,896,281
                                               -------------
                                               $  5,742,319
                                               -------------


RETAILERS -- 7.5%
Casey's General Stores.............. 128,000   $  1,920,000
Dress Barn Inc*..................... 178,000      1,913,500
Giant Food Inc......................  82,000      1,783,500
Hannaford Brothers Company..........  70,000      1,776,250
Land's End Inc*..................... 112,000      1,540,000
May Department Stores...............  50,000      1,687,500
Melville Corp.......................  58,000      1,790,750
Ross Stores Inc..................... 138,000      1,552,500
                                               -------------
                                               $ 13,964,000
                                               -------------


TRANSPORTATION -- 3.2%
Air Express International Corp...... 105,000   $  2,100,000
Arnold Industries Inc...............  90,000      1,867,500
Intertrans Corp..................... 147,400      1,916,200
                                               -------------
                                               $  5,883,700

                                               ------------

UTILITIES -- COMMUNICATIONS -- 2.0%
Ameritech Corp......................  48,240   $  1,947,690
Lincoln Telecom Co.................. 107,400      1,825,800
                                               -------------
                                               $  3,773,490
                                               -------------


UTILITIES -- ELECTRIC POWER -- 5.0%
DQE.................................  65,000   $  1,925,625
Duke Power Co.......................  47,850      1,824,281
Southwestern Energy Company......... 110,000      1,636,250
TECO Energy, Inc....................  97,800      1,968,225
Wisconsin Energy Corp...............  77,350      2,001,431
                                               -------------
                                               $  9,355,812
                                               -------------


UTILITIES-- ELECTRIC POWER HOLDING-- 1.0%
Central & South West Corp...........  79,400   $  1,796,425
                                               -------------



UTILITIES-- ELECTRIC POWER & GAS-- 1.1%
NIPSCO Industries Inc...............  68,000   $  2,023,000
                                               -------------



MISCELLANEOUS -- 6.9%
Dionex Corporation*.................  48,000   $  1,812,000
Genuine Parts Co....................  54,150      1,949,400
Handleman Co........................ 172,000      1,956,500
Marshall Industries*................  72,265      1,933,089
Medicine Shoppe International.......  68,300      1,827,021
Pioneer Stand Electronics........... 101,000      1,590,750
Stanhome Inc........................  58,000      1,834,250
                                               -------------
                                               $ 12,903,010
                                               -------------

TOTAL INVESTMENTS -- 98.0%
  (identified cost, $180,285,908)              $182,324,603

OTHER ASSETS,
  LESS LIABILITIES-- 2.0%                         3,691,188
                                               -------------

NET ASSETS-- 100%                              $186,015,791
                                               =============



* Non-income-producing security.
  See notes to financial statements

                    WRIGHT SELECTED BLUE CHIP EQUITIES FUND
================================================================================

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1994
--------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost....................................   $180,285,908
     Unrealized appreciation............................      2,038,695
                                                          -------------
       Total Value (Note 1A)............................   $182,324,603

   Receivable for fund shares sold......................        241,516
   Cash.................................................            471
   Receivable for investments sold......................      4,843,983
   Dividends receivable.................................        532,153
                                                          -------------
     Total Assets.......................................   $187,942,726
                                                          -------------

LIABILITIES:
   Loans payable........................................   $     52,983
   Capital gains distribution payable.......                      4,065
   Payable for fund shares reacquired.......                  1,846,092
   Trustee fees payable.....................                        312
   Custodian fee payable....................                     14,482
   Accrued expenses and other liabilities...                      9,001
                                                          -------------
     Total Liabilities......................               $  1,926,935
                                                          -------------
NET ASSETS..................................               $186,015,791
                                                          =============

NET ASSETS CONSIST OF:
   Proceeds from sales of shares (including the market
     value of securities received in exchange for Fund
     shares and shares issued to shareholders in
     payment of distributions declared), less cost
     of shares reacquired...............................   $178,381,517
   Accumulated undistributed net realized gain
     on investments (computed on the basis of
     identified cost)...................................      3,586,353
   Unrealized appreciation of investments (computed
     on the basis of identified cost)...................      2,038,695
   Undistributed net investment income..................      2,009,226
                                                           -------------
     Net assets applicable to outstanding shares           $186,015,791
                                                           =============
   SHARES OF BENEFICIAL INTEREST
     OUTSTANDING........................................     13,431,844
                                                           =============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST.............................         $13.85
                                                           =============



                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1994
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Income --
     Dividends..........................................   $  4,510,245
     Interest...........................................        408,176
                                                           -------------
       Total Income.....................................   $  4,918,421
                                                           -------------
   Expenses --
     Investment Adviser fee (Note 2)....................   $  1,169,165
     Administrator fee (Note 2).........................        253,840
     Compensation of Trustees not affiliated with
       the Investment Adviser or Administrator..........          2,151
     Custodian fee (Note 2).............................         57,774
     Transfer and dividend disbursing agent fees........         22,462
     Distribution expenses (Note 3).....................        379,468
     Audit services.....................................         24,533
     Legal services.....................................          2,523
     Registration costs.................................         18,481
     Printing...........................................          2,464
     Miscellaneous......................................         11,957
     Interest paid on loans.............................            699
                                                           -------------
       Total Expenses...................................   $  1,945,517
                                                           -------------
         Net Investment Income..........................   $  2,972,904
                                                           -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain on investment transactions
     (identified cost basis)............................   $  9,148,808
   Change in unrealized appreciation
     of investments.....................................    (19,763,621)
                                                           -------------
   Net realized and unrealized gain (loss)
     on investments.....................................   $(10,614,813)
                                                           -------------
       Net decrease in net assets
         from operations................................   $ (7,641,909)
                                                           =============

  See notes to financial statements

                    WRIGHT SELECTED BLUE CHIP EQUITIES FUND
================================================================================

                                                                                                    Year Ended
                                                                                                   December 31,
                                                                                          ---------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                                          1994                  1993
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)IN NET ASSETS:

     From operations --
         Net investment income......................................................   $   2,972,904         $   2,189,863
         Net realized gain (loss) on investment transactions........................       9,148,808              (767,573)
         Change in unrealized appreciation of investments...........................     (19,763,621)            2,320,286
                                                                                       --------------        --------------

              Increase (decrease) in net assets from operations.....................   $  (7,641,909)        $   3,742,576
                                                                                       --------------        --------------
     Undistributed net investment income included in
       price of shares sold and redeemed (Note 1C)..................................   $     280,883         $     227,658
                                                                                       --------------        --------------
     Distributions to shareholders --
         From net investment income.................................................   $  (2,385,221)        $  (2,019,776)
         From net realized gain on investment transactions..........................      (4,787,377)                   --
                                                                                       --------------        -------------
              Total distributions to shareholders...................................   $  (7,172,598)        $  (2,019,776)
                                                                                       --------------        --------------
     Net increase from fund share transactions (exclusive of amounts
       allocated to net investment income)  (Note 4)................................   $  25,068,300         $  20,534,008
                                                                                       --------------        --------------
              Net increase in net assets............................................   $  10,534,676         $  22,484,466


NET ASSETS:

     At beginning of year...........................................................     175,481,115           152,996,649
                                                                                       --------------        -------------
     At end of year.................................................................   $ 186,015,791         $ 175,481,115
                                                                                       ==============        =============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS..........................   $   2,009,226         $   1,140,660
                                                                                       ==============        =============

See notes to financial statements

                  WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1994
================================================================================

                                       Shares       Value
--------------------------------------------------------------------------------
EQUITY INTERESTS -- 96.6%


APPAREL -- 4.5%
Justin Industries...................  31,000   $    368,125
Nautica Enterprises*................  32,000        968,000
Stride Rite Corp....................  29,000        322,625
                                               -------------
                                               $  1,658,750
                                               -------------


AUTOMOTIVE -- 2.0%
Modine Manufacturing................  26,600   $    764,756
                                               -------------



DIVERSIFIED -- 4.8%
Standex International Corp..........  27,000   $    847,125
Teleflex, Inc.......................  26,000        923,000
                                               -------------
                                               $  1,770,125



DRUGS, COSMETICS & HEALTH CARE -- 6.7%
Alberto Culver Company Class A......  42,000   $  1,029,000
Invacare Corporation................  13,000        445,250
Nellcor Inc*........................  18,000        594,000
Sunrise Medical, Inc*...............  15,000        414,375
                                               -------------
                                               $  2,482,625



ELECTRICAL -- 4.4%
Baldor Electric.....................  15,000   $    405,000
Juno Lighting Inc...................  68,600      1,217,650
                                               -------------
                                               $  1,622,650


ELECTRONICS -- 3.1%
EG&G................................  56,000   $    791,000
Methode Electronics Class A.........  21,000        357,000
                                               -------------
                                               $  1,148,000


FINANCIAL -- 2.9%
First Hawaiian Inc..................  15,000   $    356,250
Raymond James Financial Corp........  27,000        378,000
Southern National Corp..............  19,000        363,375
                                               -------------
                                               $  1,097,625




FOOD -- 4.3%
Bob Evans Farms, Inc................  45,000   $    922,500
Universal Food Corporation..........  24,000        660,000
                                               -------------
                                               $  1,582,500




MACHINERY & EQUIPMENT -- 2.5%
Donaldson Co. Inc...................  40,000   $    945,000
                                               -------------



METAL PRODUCTS MANUFACTURERS -- 6.5%
CLARCOR Inc.........................  57,300   $  1,217,625
Kaydon Corp.........................  34,300        823,200
Watts Industries Inc................  17,000        359,125
                                               -------------
                                               $  2,399,950




PAPER  -- 1.1%
Wausau Paper Mills Co...............  18,700   $    425,425
                                               -------------



PRINTING & PUBLISHING -- 10.3%
Banta (George) Co., Inc.............  28,750   $    869,688
Harland J.H. Co.....................  46,000        920,000
Lee Enterprises, Inc................  33,700      1,162,650
Wallace Computer Services...........  30,400        881,600
                                               -------------
                                               $  3,833,938


RECREATION -- 5.9%
International Dairy Queen*..........  33,000   $    561,000
Luby's Cafeteria, Inc...............  41,000        917,375
Morrison Restaurants Inc............  29,500        722,750
                                               -------------
                                               $  2,201,125



RETAILERS -- 5.6%
Casey's General Stores..............  70,000   $  1,050,000
Hannaford Brothers Co...............  16,000        406,000
Lands' End Inc*.....................  22,000        302,500
Ross Stores, Inc....................  29,000        326,250
                                               -------------
                                               $  2,084,750



TRANSPORTATION -- 5.5%
Air Express International Corp......  38,250   $    765,000
Arnold Industries Inc...............  39,200        813,400
Comair Holdings, Inc................  26,000        455,000
                                               -------------
                                               $  2,033,400



UTILITIES -- 9.6%
Black Hills Corporation.............  41,300   $    882,788
Lincoln Telecom.....................  60,000      1,020,000
Southern Indiana Gas & Electric.....  36,000        954,000
Southwestern Energy Company.........  47,000        699,125
                                               -------------
                                               $  3,555,913


MISCELLANEOUS -- 16.9%
Blair (John) Corp...................  25,350   $  1,014,000
Crawford & Co.......................  39,000        624,000
Dionex Corp*........................  28,400      1,072,100
Handleman Co........................  42,000        477,750
Lydall Inc*.........................  24,000        780,000
Marshall Industries*................  33,000        882,750
Pioneer Stand Electronics...........  44,000        693,000
Stanhome Inc........................  23,000        727,375
                                               -------------
                                               $  6,270,975


TOTAL INVESTMENTS -- 96.6%
  (identified cost, $34,143,838)               $ 35,877,507


OTHER ASSETS,
  LESS LIABILITIES-- 3.4%                         1,246,533
                                               -------------

NET ASSETS-- 100.0%                            $ 37,124,040
                                               =============




* Non-income-producing security.

See notes to financial statements

                     WRIGHT JUNIOR BLUE CHIP EQUITIES FUND
================================================================================

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1994
--------------------------------------------------------------------------------
ASSETS:
   Investments --
     Identified cost..................................   $  34,143,838
     Unrealized appreciation..........................       1,733,669
                                                         -------------
       Total Value (Note 1A)..........................   $  35,877,507

   Cash...............................................          94,335
   Receivable for fund shares sold....................          35,732
   Receivable for investments sold....................       1,353,625
   Dividends receivable...............................          52,154
                                                         -------------
     Total Assets.....................................   $  37,413,353
                                                         -------------
LIABILITIES:
   Payable for fund shares reacquired.................   $     278,653
   Trustee fees payable...............................             312
   Custodian fee payable..............................           8,883
   Accrued expenses and other liabilities.............           1,465
                                                         -------------
     Total Liabilities................................   $     289,313
                                                         -------------
NET ASSETS............................................   $  37,124,040
                                                         =============

NET ASSETS CONSIST OF:
   Proceeds from sales of shares (including the market
     value of securities received in exchange for Fund
     shares and shares issued to shareholders in
     payment of distributions declared), less cost
     of shares reacquired.............................   $  30,253,969
   Accumulated undistributed net realized gain
     on investments (computed on the basis of
     identified cost).................................       4,751,919
   Unrealized appreciation of investments (computed
     on the basis of identified cost).................       1,733,669
   Undistributed net investment income................         384,483
                                                         -------------
     Net assets applicable to outstanding shares......   $  37,124,040
                                                         =============
   SHARES OF BENEFICIAL INTEREST
     OUTSTANDING......................................       3,375,431
                                                         =============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST...........................          $11.00
                                                         =============

                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1994
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Income --
     Dividends........................................    $  1,106,123
     Interest.........................................          67,273
                                                          -------------
       Total Income...................................    $  1,173,396
                                                          -------------
   Expenses --
     Investment Adviser fee (Note 2)..................    $    322,161
     Administrator fee (Note 2).......................         117,150
     Compensation of trustees not affiliated with
       the Investment Adviser or Administrator........           2,201
     Custodian fee (Note 2)...........................          27,815
     Transfer and dividend disbursing agent  fees.....          11,755
     Distribution expenses (Note 3)...................         117,150
     Audit services...................................          24,133
     Legal services...................................           1,781
     Registration costs...............................          11,562
     Printing.........................................           2,541
     Miscellaneous....................................           5,826
                                                         -------------
       Total Expenses.................................         644,075
                                                         -------------
         Net Investment Income........................   $     529,321
                                                         -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain on investment transactions
     (identified cost basis).........................     $  6,599,714
   Change in unrealized appreciation
     of investments..................................       (8,816,947)
                                                          -------------
   Net realized and unrealized gain (loss)
       on investments................................     $ (2,217,233)
                                                          -------------
       Net decrease in net assets
         from operations.............................     $ (1,687,912)
                                                          =============

See notes to financial statements

                     WRIGHT JUNIOR BLUE CHIP EQUITIES FUND

================================================================================

                                                                                                    Year Ended
                                                                                                   December 31,
                                                                                       -------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                                          1994                  1993
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
     From operations --
         Net investment income......................................................   $     529,321        $      571,301
         Net realized gain on investment transactions...............................       6,599,714             4,621,330
         Change in unrealized appreciation of investments...........................      (8,816,947)              (81,609)
                                                                                       --------------       ---------------

              Increase (decrease) in net assets from operations.....................   $  (1,687,912)       $    5,111,022
                                                                                       --------------       ---------------

     Undistributed net investment loss included in
       price of shares sold and redeemed (Note 1C)..................................   $     (98,655)       $       (4,664)
                                               -                                       --------------       ---------------

     Distributions to shareholders
       From net investment income...................................................   $    (488,244)       $     (335,175)
       From net realized gain on investment transactions............................      (2,117,788)           (3,274,154)
                                                                                       --------------       ---------------

              Total distribution to shareholders....................................   $  (2,606,032)       $   (3,609,329)
                                                                                       --------------        --------------

     Net increase (decrease) from fund share transactions (exclusive of
       amounts allocated to net investment income) (Note 4).........................   $ (26,708,885)       $    2,093,853
                                                         -                             --------------       ---------------

              Net increase (decrease) in net assets.................................   $ (31,101,484)       $    3,590,882


NET ASSETS:

     At beginning of year...........................................................      68,225,524            64,634,642
                                                                                       --------------       ---------------

     At end of year.................................................................   $  37,124,040        $   68,225,524
                                                                                       ==============       ===============


UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS..........................   $      89,314        $      146,892
                                                                                       ==============       ===============

See notes to financial statements


                    WRIGHT QUALITY CORE EQUITIES FUND (WQC)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1994
================================================================================

                                       Shares       Value
--------------------------------------------------------------------------------

EQUITY INTERESTS -- 92.7%


APPAREL -- 2.5%
Nike Inc............................   6,500   $    485,063
Reebok International................  11,400        450,300
VF Corp.............................   6,700        325,787
                                               -------------
                                               $  1,261,150
                                               -------------


BEVERAGES -- 1.8%
Brown-Forman Corp ..................  14,650   $    446,825
Coca-Cola Co........................   9,532        490,898
                                               -------------
                                               $    937,723
                                               -------------


CHEMICALS -- 7.0%
Bandag, Inc.........................   6,000   $    363,000
Clorox Corp.........................   8,300        488,662
Great Lakes Chemical Corp...........   6,000        342,000
Int'l Flavors & Fragrances Inc......   9,700        448,625
Lubrizol Corp.......................  12,900        436,988
Nalco Chemical......................  10,500        351,750
PPG Industries......................  11,000        408,375
Proctor & Gamble Co.................   5,000        310,000
Sherwin Williams Co.................  12,700        420,688
                                               -------------
                                               $  3,570,088
                                               -------------


CONSTRUCTION -- 0.8%
Clayton Homes.......................  27,108   $    426,951
                                               -------------



DIVERSIFIED -- 2.1%
Lancaster Colony Corp...............   9,932   $    291,752
Minnesota Mining & Mfg. Co..........   7,516        401,167
Rockwell Int'l. Corp................  10,200        364,650
                                               -------------
                                               $  1,057,569
                                               -------------


DRUGS, COSMETICS & HEALTH CARE -- 9.6%
Abbott Laboratories.................  16,330   $    532,766
Alberto Culver Co. Class A..........  15,500        379,750
Becton Dickinson & Co...............   9,400        451,200
Biomet, Inc*........................  29,500        413,000
Bristol-Meyers Squibb Co............   7,700        445,638
Johnson & Johnson...................   8,700        476,325
Merck & Co..........................   9,242        352,351
Pfizer Inc..........................   6,400        494,400
St. Jude Medical Inc................  13,000        516,750
Schering-Plough Corp................   6,200        458,800
Upjohn Co...........................  12,400        381,300
                                               -------------
                                               $  4,902,280
                                               -------------

ELECTRICAL -- 3.5%
Baldor Electric.....................  14,000   $    378,000
Emerson Electric Co.................   6,800        425,000
General Electric Co.................   9,100        464,100
Thomas & Betts Corp.................   7,500        503,438
                                               -------------
                                               $  1,770,538
                                               -------------

ELECTRONICS -- 7.6%
ADC Telecommunications*.............   9,500   $    475,000
Amp Inc.............................   5,600        407,400
Compaq Computer*....................   8,600        339,700
E Systems Inc.......................  10,100        420,412
Hewlett-Packard Inc.................   5,200        519,350
Intel Corporation...................   5,400        344,925
Linear Technology Corp..............  10,300        509,850
Motorola Inc........................   7,800        451,425
Raytheon Co.........................   6,300        402,413
                                               -------------
                                               $  3,870,475
                                               -------------


FINANCIAL -- 9.9%
AFLAC, Inc..........................   8,400   $    268,800
American International Group........   3,600        352,800
Amsouth Bancorp.....................  11,500        296,125
Andrew Corporation*.................   7,700        402,325
Bancorp Hawaii......................  12,550        318,456
Commerce Bancshares, Inc............   9,450        255,150
Edwards (A.G.), Inc.................  20,800        374,400

Fifth Third Bancorp.................   7,200   $    345,600
First Hawaiian Inc..................  13,900        330,125
First Virginia Banks Inc............  10,600        339,200
Keycorp.............................  12,748        318,700
Southtrust Corp.....................  19,800        356,400
Star Banc Corp......................  10,200        371,025
Suntrust Banks Inc..................   8,500        405,875
West One Bancorp....................  12,300        325,950
                                               -------------
                                               $  5,060,931
                                               -------------

FOOD -- 5.2%
Archer Daniels Midland Co...........  27,187   $    560,731
CPC International Inc...............   8,500        452,625
Dean Foods Co.......................  12,200        353,800
Hershey Foods Corp..................   7,340        355,073
Hormel (George A.) & Co.............  18,700        462,825
Wrigley (Wm.) Jr. Co................   9,200        454,250
                                               -------------
                                               $  2,639,304
                                               -------------


MACHINERY & EQUIPMENT -- 3.7%
Briggs & Stratton Corp..............  11,000   $    360,250
Donaldson Co., Inc..................  15,800        373,275
Dover Corp..........................   8,000        413,000
Nordson Corp........................   7,200        432,000
Pitney-Bowes Inc....................  10,200        323,850
                                               -------------
                                               $  1,902,375
                                               -------------

METAL PRODUCERS -- 0.8%
Worthington Industries..............  20,450   $    409,000
                                               -------------


METAL PRODUCTS MANUFACTURERS -- 3.0%
CLARCOR.............................  17,300   $    367,625
Crown Cork & Seal Inc*..............  10,700        403,925
Illinois Tool Works Inc.............  10,300        450,625
Stanley Works.......................   8,900        318,175
                                               -------------
                                               $  1,540,350
                                               -------------


OIL, GAS, COAL & RELATED SERVICES-- 0.9%
Exxon Corp..........................   7,200   $    437,400
                                               -------------


PAPER -- 1.3%
Kimberly-Clark......................   6,800   $    343,400
Sonoco Products Co..................  15,100        330,313
                                               -------------
                                               $    673,713
                                               -------------


PRINTING & PUBLISHING -- 3.6%
American Business Products..........  16,000   $    356,000
Banta Corp..........................  10,500        317,625
Donnelley (R.R.) & Sons.............  14,200        418,900
Gannett Co. Inc.....................   7,200        383,400
Knight-Ridder Inc...................   6,900        348,450
                                               -------------
                                               $  1,824,375
                                               -------------

RECREATION -- 2.3%
Bob Evans Farms.....................  17,200   $    352,600
Carnival Cruise Class A.............  19,200        408,000
McDonald's Corp.....................  15,000        438,750
                                               -------------
                                               $  1,199,350
                                               -------------


RETAILERS -- 9.8%
Albertson's Inc.....................  15,600   $    452,400
Blair Corporation...................   8,500        340,000
Casey's General Stores, Inc.........  26,000        390,000
Circuit City Stores Inc.............  18,100        402,725
Dollar General Corp.................  16,312        489,360
Giant Food Inc......................  14,900        324,075
Hannaford Brothers Co...............  17,500        444,063
May Department Stores...............   9,300        313,875
Nordstrom Inc.......................   9,500        399,000
Pep Boys-M. M. & M. (The)...........  15,400        477,400
Rite Aid Corp.......................  20,600        481,525
Winn-Dixie..........................   9,800        503,475
                                               -------------
                                               $  5,017,898
                                               -------------



TRANSPORTATION -- 2.1%
Air Express International Corp......  19,500   $    390,000
Arnold Industries...................  16,900        350,675
Comair Holdings, Inc................  18,000        315,000
                                               -------------
                                               $  1,055,675
                                               -------------


UTILITIES -- COMMUNICATIONS -- 3.3%
Alltel Corp.........................  15,100   $    454,888
AmeriTech Corp......................  10,000        403,750
Century Telephone Enterprises.......  14,700        433,650
Southwestern Bell Corp..............   9,600        387,600
                                               -------------
                                               $  1,679,888
                                               -------------


UTILITIES -- ELECTRIC POWER -- 3.2%
Black Hills.........................  18,000   $    384,750
Duke Power Company..................  10,700        407,937
TECO Energy, Inc....................  20,500        412,563
Wisconsin Energy Corp...............  17,150        443,756
                                               -------------
                                               $  1,649,006
                                               -------------


UTILITIES-- ELECTRIC POWER HOLDING-- 0.7%
Central & South West Corp...........  16,700   $    377,838
                                               -------------


MISCELLANEOUS -- 8.0%
Automatic Data Processing Inc.......   7,800   $    456,300
Block (H & R) Inc...................  11,100        412,087
Cintas Corp.........................  13,400        475,700
Crawford and Co.....................  22,900        366,400
Dionex Corporation*.................   9,200        347,300
Genuine Parts Co....................  11,900        428,400
Interpublic Group Cos. Inc..........  12,700        407,986
Leggett & Platt Inc.................   8,800        308,000
Newell Co...........................  18,000        378,000
Pacificare Health Systems*..........   7,800        514,800
                                               -------------
                                               $  4,094,973
                                               -------------

TOTAL EQUITY INTERESTS -- 92.7%
  (identified cost, $43,675,674)               $ 47,358,850
                                               -------------

                             RESERVE FUNDS -- 7.1%


                                  Face Amount
                                 ------------
American Express Corp., 5.759%,
  1/09/95..........................$1,770,000  $  1,770,000
General Electric Capital Corp., 5.441%,
  1/03/95...........................$1,865,000    1,865,000

TOTAL RESERVE FUNDS,                           -------------
  at amortized cost                            $  3,635,000
                                               -------------

TOTAL INVESTMENTS -- 99.8%
  (identified cost, $47,310,674)               $ 50,993,850

OTHER ASSETS,
  LESS LIABILITIES --  0.2%                          90,806
                                               -------------


NET ASSETS-- 100%                              $ 51,084,656
                                               =============



* Non-income-producing security.

See notes to financial statements


                       WRIGHT QUALITY CORE EQUITIES FUND
================================================================================

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1994
--------------------------------------------------------------------------------
ASSETS:
   Investments --
     Identified cost..................................    $ 47,310,674
     Unrealized appreciation..........................       3,683,176
                                                          -------------
       Total Value (Note 1A)..........................    $ 50,993,850

   Cash...............................................             787
   Receivable for fund shares sold....................          10,955
   Dividends and interest receivable..................         110,471
                                                          -------------
     Total Assets.....................................    $ 51,116,063
                                                          -------------
LIABILITIES:
   Payable for fund shares reacquired.................    $     21,753
   Trustee fees payable...............................             312
   Custodian fee payable..............................           7,616
   Accrued expenses and other liabilities.............           1,726
                                                          -------------
     Total Liabilities................................    $     31,407
                                                          -------------
NET ASSETS............................................    $ 51,084,656
                                                          =============

NET ASSETS CONSIST OF:

   Proceeds  from  sales of shares  (including  the
     market  value of  securities received in exchange
     for Fund shares and shares issued to share-
     holders in payment of distributions declared),
     less cost of shares reacquired...................    $ 47,208,714
   Unrealized appreciation of investments
   (computed on the basis of identified cost).........       3,683,176
   Undistributed net investment income................         192,766
                                                          -------------
     Net assets applicable to
       outstanding shares.............................    $ 51,084,656
                                                          =============

   SHARES OF BENEFICIAL INTEREST
     OUTSTANDING.....................................        4,485,312
                                                          =============

   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST...........................          $11.39
                                                          =============


                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1994
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Income --
     Dividends........................................    $  1,740,963
     Interest.........................................          67,255
                                                          -------------
       Total Income...................................    $  1,808,218
                                                          -------------
   Expenses --
     Investment Adviser fee (Note 2)..................    $    332,192
     Administrator fee (Note 2).......................         147,641
     Compensation of trustees not affiliated with
       the Investment Adviser or Administrator........           2,151
     Custodian fee (Note 2)...........................          32,641
     Transfer and dividend disbursing agent  fees.....          14,012
     Distribution expenses (Note 3)...................         147,641
     Audit services...................................          28,250
     Legal services...................................           1,833
     Registration costs...............................          11,786
     Printing.........................................           2,394
     Interest paid on loans...........................           5,450
     Miscellaneous....................................           5,420
                                                          -------------
       Total Expenses.................................    $    731,411
                                                          -------------
         Net Investment Income........................    $  1,076,807
                                                          -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain on investment transactions
     (identified cost basis)..........................    $  9,834,657
   Change in unrealized appreciation
     of investments...................................     (11,332,016)
                                                          -------------
   Net realized and unrealized gain (loss)
     on investments...................................    $ (1,497,359)
                                                          -------------
       Net decrease in net assets
         from operations..............................    $   (420,552)
                                                          =============

 See notes to financial statements


                       WRIGHT QUALITY CORE EQUITIES FUND

================================================================================

                                                                                                    Year Ended
                                                                                                   December 31,
                                                                                       -------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                                          1994                  1993
----------------------------------------------------------------------------------------------------------------------------

INCREASE  (DECREASE) IN NET ASSETS:
     From operations --
         Net investment income......................................................   $   1,076,807        $    1,187,636
         Net realized gain on investment transactions...............................       9,834,657             4,083,933
         Change in unrealized appreciation of investments...........................     (11,332,016)           (4,372,477)
                                                                                       --------------       ---------------

              Increase (decrease) in net assets from operations.....................   $    (420,552)       $      899,092
                                                                                       --------------       ---------------

     Undistributed net investment income (loss) included in
       price of shares sold and redeemed (Note 1C)..................................   $    (198,337)       $       28,601
                                               -                                       --------------       ---------------

     Distributions to shareholders --
       From net investment income...................................................   $    (879,992)       $   (1,084,466)
       From net realized gain on investment transactions............................      (4,488,457)           (4,083,933)
       In excess of net realized gain on investment transactions....................          (7,109)              (31,540)
                                                                                       --------------        --------------

              Total distributions to shareholders...................................   $  (5,375,558)       $   (5,199,939)
                                                                                       --------------       ---------------

     Net increase (decrease) from fund share transactions (exclusive of
       amounts allocated to net investment income) (Note 4).........................   $ (31,269,572)       $   10,946,442
                                                         -                             --------------       ---------------

              Net increase (decrease) in net assets.................................   $ (37,264,019)       $    6,674,196



NET ASSETS:

     At beginning of year...........................................................      88,348,675            81,674,479
                                                                                       --------------       ---------------

     At end of year.................................................................   $  51,084,656        $   88,348,675
                                                                                       ==============        ==============


UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS..........................   $     255,021        $      256,543
                                                                                       ==============       ===============

See notes to financial statements

                       THE WRIGHT MANAGED EQUITY TRUST
                         NOTES TO FINANCIAL STATEMENTS

================================================================================

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the "Trust"), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Junior Blue Chip Equities Fund
(WJBC) series, Wright Quality Core Equities Fund (WQC) series and Wright International Blue Chip (WIBC) series, is registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end, management investment company. WIBC's financial statements have been prepared separately. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates value. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

C. Equalization - The Funds follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Fund shares.

D. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. At December 31, 1994, WQC recharacterized $62,255 of capital gain distributions to distributions from net investment income. WJBC recharacterized $295,169 of distributions from net investment income to distributions from capital gains. In addition, permanent differences of $5,346,200 and $766,787 for WQC and WJBC, respectively, were reclassified from net realized gain on investment transactions to paid-in capital. These differences were a result of redemption-in-kind transactions.

E. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1994, the effective annual rate was 0.62% for WBC, 0.55% for WJBC, and 0.45% for WQC. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible

                   THE WRIGHT MANAGED EQUITY TRUST
                NOTES TO FINANCIAL STATEMENTS - continued
================================================================================

for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1994, the effective annual rate was 0.13% for WBC, 0.20% for WJBC and 0.20% for WQC. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright. The custodian fee was paid to Investors Bank & Trust Company (IBT), an affiliate of Eaton Vance, for its services as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust maintains with IBT.
Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. See Note 3.

(3)  DISTRIBUTION EXPENSES
     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay the Principal Underwriter, Wright Investors' Service Distributors, Inc., a subsidiary of Wright Investors' Service, an annual rate of 2/10 of 1% of each Fund's average daily net assets for activities primarily intended to result in the sale of each Fund's shares.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                Year Ended December 31,
                                                             --------------------------------------------------------------
                                                                       1994                               1993
                                                             ---------------------------     ------------------------------
                                                                Shares          Amount            Shares          Amount
---------------------------------------------------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND --
     Sold  ...............................................   5,636,130    $  81,393,593        4,523,131    $   65,219,268
     Issued to shareholders in payment
       of distributions declared..........................     429,746        5,868,021          105,286         1,512,950
     Reacquired...........................................  (4,395,865)     (62,193,314)      (3,212,081)      (46,198,210)
                                                            -----------   --------------      -----------   ---------------

           Net increase ..................................   1,670,011    $  25,068,300        1,416,336    $   20,534,008
                                                            ===========   ==============       ==========   ===============

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND --
     Sold  ...............................................     780,096    $   9,079,764        1,023,432    $   11,994,806
     Issued to shareholders in payment
       of distributions declared..........................     201,483        2,267,954          271,144         3,167,595
     Reacquired...........................................  (3,315,481)     (38,056,603)      (1,113,847)      (13,068,548)
                                                            -----------   --------------      -----------   ---------------

           Net increase (decrease)........................  (2,333,902)   $ (26,708,885)         180,729    $    2,093,853
                                                            ===========   ==============       ==========   ===============

WRIGHT QUALITY CORE EQUITIES FUND --
     Sold  ...............................................   1,640,109    $  20,229,633        2,016,941    $   26,177,770
     Issued to shareholders in payment
       of distributions declared..........................     444,758        5,046,814          399,579         5,030,154
     Reacquired...........................................  (4,547,757)     (56,546,019)      (1,570,396)      (20,261,482)
                                                            -----------   --------------      -----------    --------------

           Net increase (decrease)........................  (2,462,890)   $ (31,269,572)         846,124    $   10,946,442
                                                            ===========   ==============      ===========   ===============

                THE WRIGHT MANAGED EQUITY TRUST
                NOTES TO FINANCIAL STATEMENTS - continued
================================================================================

(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended December 31, 1994, were as follows:

                                                  WRIGHT SELECTED BLUE CHIP  WRIGHT JUNIOR BLUE CHIP   WRIGHT QUALITY CORE
                                                        EQUITIES FUND             EQUITIES FUND           EQUITIES FUND
----------------------------------------------------------------------------------------------------------------------------

   Purchases.....................................       $154,613,053               $20,170,178             $38,772,261
                                                        ============               ===========             ===========

   Sales.........................................       $130,108,838               $45,167,452             $57,130,479
                                                        ============               ===========             ===========
-----------------------------------------------------------------------------------------------------------------------------

     In addition, investments for WQC and WJBC having aggregate market values of $16,768,992 and $3,493,125, respectively, were distributed in payment for capital stock redeemed.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 1994, as computed on a federal income tax basis, are as follows:

                                                                  WRIGHT                 WRIGHT                 WRIGHT
                                                            SELECTED BLUE CHIP      JUNIOR BLUE CHIP         QUALITY CORE
                                                               EQUITIES FUND          EQUITIES FUND          EQUITIES FUND
------------------------------------------------------------------------------------------------------------------------------
   Aggregate cost....................................        $ 180,285,908          $  34,143,838          $  47,310,674
                                                             ==============         ==============          ==============

   Gross unrealized appreciation.....................        $   9,594,283          $   3,853,319          $   4,986,750
   Gross unrealized depreciation.....................           (7,555,588)            (2,119,650)            (1,303,574)
                                                             --------------         --------------         --------------

   Net unrealized appreciation.......................        $   2,038,695          $   1,733,669          $   3,683,176
                                                             ==============         ==============         ==============
------------------------------------------------------------------------------------------------------------------------------


(7)  FINANCIAL INSTRUMENTS

     The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The Funds hold no such instruments at December 31, 1994.


(8)  LINE OF CREDIT

     The Trust  participates  with  other  funds  managed by Wright in a line of credit with a bank which allows the Funds to borrow up to $20,000,000 collectively. The line of credit consists of a $5,000,000 committed facility and a $15,000,000 uncommitted facility. Interest is charged to each Fund based on its borrowings, at a rate equal to the bank's base rate. In addition, the funds pay a facility fee computed at a rate of 1/4 of 1% on the unused portion of the $5,000,000 facility. The Trust did not have any significant borrowings under the line of credit during the year ended December 31, 1994.

                          INDEPENDENT AUDITORS' REPORT




To the Trustees and Shareholders of
The Wright Managed Equity Trust:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wright Selected Blue Chip Equities Fund, Wright Junior Blue Chip Equities Fund, and Wright Quality Core Equities Fund (three of the four portfolios which constitute The Wright Managed Equity Trust) as of December 31, 1994, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1994 and 1993, and the financial highlights for each of the years in the five-year period ended December 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of The Wright Managed Equity Trust as of December 31, 1994, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 2, 1995

APPENDIX

DESCRIPTION OF INVESTMENTS


     U.S. GOVERNMENT, AGENCY AND INSTRUMENTALITY OBLIGATIONS -- U.S. Government obligations are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association.

     CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

     BANKERS' ACCEPTANCES -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

     FINANCE COMPANY PAPER -- refers to promissory notes issued by finance companies in order to finance their short-term credit needs.

     CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance longer-term credit needs.



LENDING PORTFOLIO SECURITIES

     Each Equity Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The Fund would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Fund would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.

WRIGHT QUALITY RATINGS

     Wright Quality Ratings provide the means by which the fundamental criteria for the measurement of quality of an issuer's securities can be objectively evaluated.

     Each rating is based on 32 individual measures of quality grouped into four components: (1) Investment Acceptance, (2) Financial Strength, (3) Profitability and Stability, and (4) Growth. The total rating is three letters and a numeral. The three letters measure (1) Investment Acceptance, (2) Financial Strength, and
(3) Profitability and Stability. Each letter reflects a composite measurement of eight individual standards which are summarized as A: Outstanding, B: Excellent,
C: Good, D: Fair, L: Limited, and N: Not Rated. The numeral rating reflects Growth and is a composite of eight individual standards ranging from 0 to 20.


EQUITY SECURITIES

     INVESTMENT ACCEPTANCE reflects the acceptability of a security by and its marketability among investors, and the adequacy of the floating supply of its common shares for the investment of substantial funds.

     FINANCIAL STRENGTH represents the amount, adequacy and liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratio of invested equity capital to debt, the adequacy of net working capital, its fixed charges coverage ratio and other appropriate criteria.


     PROFITABILITY AND STABILITY measures the record of a corporation's management in terms of (1) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (2) the profits or losses of the corporation during generally adverse economic periods, including its ability to withstand adverse financial developments.

     GROWTH per common share of the corporation's equity capital, earnings, and dividends -- rather than the corporation's overall growth of dollar sales and income.

     These ratings are determined by specific quantitative formulae. A distinguishing characteristic of these ratings is that The Wright Investment Committee must review and accept each rating. The Committee may reduce a computed rating of any company, but may not increase it.

DEBT SECURITIES


     Wright ratings for commercial paper, corporate bonds and bank certificates of deposit consist of the two central positions of the four position alphanumeric corporate equity rating. The two central positions represent those factors which are most applicable to fixed income and reserve investments. The first, Financial Strength, represents the amount, the adequacy and the liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratios of (a) invested equity capital, and (b) long-term debt, total of corporate capital, the adequacy of net working capital, fixed-charges coverage ratio and other appropriate criteria. The second letter represents Profitability and Stability and measures the record of a corporation's management in terms of:
(a) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (b) the profits and losses of the corporation during generally adverse economic periods, and its ability to withstand adverse financial developments.

     The first letter rating of the Wright four-part alphanumeric corporate rating is not included in the ratings of fixed income securities since it primarily reflects the adequacy of the floating supply of the company's common shares for the investment of substantial funds. The numeric growth rating is not included because this element is identified only with equity investments.



A-1 AND P-1 COMMERCIAL PAPER RATINGS
BY STANDARD & POOR'S AND MOODY'S


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     `A': Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The `A-1' designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.


     Issuers (or related supporting institutions) rated P-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

     --   Leading market positions in well-established industries.

     --   High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.